                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Check the appropriate box:


[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement


                     American Gaming & Entertainment, Ltd.
 .............................................................................

                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):


[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


     1)  Title of each class of securities to which transaction applies:

                                    N/A

     2)  Aggregate number of securities to which transaction applies:

                                    N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing
fee is calculated and state how it was determined):        $9,914,247.22
         (estimated value of assets to be transferred to purchaser of substantially all assets)

     4)  Proposed maximum aggregate value of transaction:  $9,914,247.22

     5)  Total fee paid:                                   $1,982.85

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     ..........................................................
     2)  Form, Schedule or Registration Statement No.:
     ..........................................................
     3)  Filing Party:
     ..........................................................
     4)  Date Filed:
     ..........................................................


<PAGE >

           AMERICAN GAMING & ENTERTAINMENT, LTD.
                        51 Beech Road
               Glen Rock, New Jersey 07452

                                             March __, 2000

Dear Stockholder:

Enclosed is an Information Statement regarding:

   1) The transfer (the "Transfer") to Shamrock Holdings Group, Inc. (together with certain affiliated entities, "Shamrock"), the Company's majority stockholder and primary creditor, of substantially all of the Company's assets, including, without limitation, (a) substantially all of the Company's right, title and interest under the First Amended Joint Plan of Liquidation for AMGAM Associates and American Gaming and Resorts of Mississippi, Inc. and (b) all payments, distributions, dividends and proceeds of any type to which the Company is entitled pursuant to or in connection with an Irrevocable Proxy and Consent Agreement relating to the Company's interest in a riverboat gaming and entertainment complex in Rising Sun, Indiana (collectively, the "Transferred Assets"). In exchange for the Transferred Assets, Shamrock shall release the Company from all debts and liabilities and shall cause the dismissal with prejudice of the adversary proceeding captioned Richard C. Breeden, Trustee of the Bennett Funding Group, Inc. et al v. Gamma International, American Gaming & Entertainment, Ltd. and John Does 1 to 100 (AP 98-70465 A) (United States Bankruptcy Court for the Northern District of New York);

   2) The proposed amendment and restatement of the Company's Certificate of Incorporation to provide for an increase in the number of authorized shares of the Company's Common Stock to 3,000,000,000 shares (the "Authorized Share Amendment"); and

   3) A proposed amendment to the Certificates of Designation of the Company's Series C Cumulative Preferred Stock ("Series C Stock") and Series D Cumulative Preferred Stock (Series D Stock") to provide that dividends shall only be payable, on an as-if-converted basis, if dividends are paid on the Company's Common Stock (the "Dividend Amendments", collectively with the Authorized Share Amendment and the Transfer, the "Proposals").

Details of the Proposals and other important information are set forth in the accompanying Information Statement.



<PAGE >

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY.

Under Section 228 of the General Corporation Law of the State of Delaware, action by stockholders to approve the Proposals may be taken without a meeting by written consent of the holders of the requisite percentage of the shares of capital stock of the Company entitled to vote thereon. Shamrock executed a written consent approving the Proposals as February 9, 2000 (the "Consent Date"). Shamrock owned 5,923,454 shares of Common Stock (with one vote per share) and 55,982.61 shares of the Company's Series A Preferred Stock (with 25 votes per share) representing, collectively, approximately 52.6% of the total voting power of the Company as of the Consent Date,. Pursuant to the Certificates of Designation of the Series C Stock and Series D Stock, any change adversely affecting the powers, special rights or preferences of the holders requires the affirmative vote of at least two-thirds of the outstanding shares of Series C Stock and Series D Stock, respectively. Shamrock owned all of the outstanding Series C Stock and Series D Stock as of the Consent Date and executed a written consent approving the Dividend Amendments as of such date. No other vote or stockholder action is required.

The Company expects the Proposals will become effective twenty
(20) days after the mailing of the enclosed Information
Statement and upon the filing of a Restated Certificate of Incorporation with the State of Delaware, each of which is anticipated to be on or about ______, 2000.

The Proposals are more fully described in the accompanying
Information Statement and in the exhibits thereto, all of which you are urged to read carefully.

Sincerely,


J. Douglas Wellington
President and Chief Executive Officer


<PAGE 1>

                   INFORMATION STATEMENT

           AMERICAN GAMING & ENTERTAINMENT, LTD.

                        51 Beech Road
                Glen Rock, New Jersey 07452




Introduction

This Information Statement is being furnished by American Gaming
& Entertainment, Ltd., a Delaware corporation, (the "Company") to its stockholders in connection with:

   1) The transfer (the "Transfer") to Shamrock Holdings Group, Inc. (together with certain affiliated entities, "Shamrock"), the Company's majority stockholder and primary creditor, of substantially all of the Company's assets, including, without limitation, (a) substantially all of the Company's right, title and interest (the "Mississippi Interest") under the First Amended Joint Plan of Liquidation (the "Mississippi Plan") for AMGAM Associates ("AMGAM") and American Gaming and Resorts of Mississippi, Inc. ("AGRM") and (b) all payments, distributions, dividends and proceeds of any type to which the Company is entitled pursuant to or in connection with an Irrevocable Proxy and Consent Agreement relating to the Company's 4.9% interest in a riverboat gaming and entertainment complex in Rising Sun, Indiana (the "RSR Interest") (collectively, the "Transferred Assets"). In exchange for the Transferred Assets, Shamrock shall release the Company from all debts and liabilities and shall cause the dismissal with prejudice of the adversary proceeding captioned Richard C. Breeden, Trustee of the Bennett Funding Group, Inc. et al v. Gamma International, American Gaming & Entertainment, Ltd. and John Does 1 to 100 (AP 98-70465 A) (United States Bankruptcy Court for the Northern District of New
York) (the "Bennett Lawsuit");

   2) The proposed amendment and restatement of the Company's Certificate of Incorporation to provide for an increase in the number of authorized shares of the Company's Common Stock, $0.01 par value per share ("Common Stock") to 3,000,000,000 shares (the "Authorized Share Amendment"); and

   3) A proposed amendment to the Certificates of Designation of the Company's Series C Cumulative Preferred Stock, $0.01 par value per share ("Series C Stock") and Series D Cumulative Preferred Stock, $0.01 par value per share (Series D Stock") to provide that dividends shall only be payable, on an as-if-converted basis, if dividends are paid on the Company's Common Stock (the "Dividend Amendments", collectively with the Authorized Share Amendment and the Transfer, the "Proposals").


<PAGE 2>

This Information Statement is first being sent or given to the Company's stockholders on or about _______, 2000.

History and Expected Effective Date of Proposals

On November 19, 1999 the Board of Directors of the Company unanimously adopted resolutions declaring the advisability of the Proposals and directing that written consents approving the Proposals be obtained from Shamrock, as the largest stockholder of the Company, and that this Information Statement be mailed thereafter to the other stockholders of the Company. On December 16, 1999 (the "Approval Date"), the Transfer was approved by United States Bankruptcy Court for the Northern District of New York (the "NYBC"), the court in which Shamrock was a debtor in bankruptcy protection from June 1998 through February 2000, with certain modifications discussed below. Shamrock executed a written consent approving the Proposals on February 9, 2000 (the "Consent Date").

Under Delaware law, stockholders of the Company are not entitled to dissenter's rights of appraisal in connection with the Proposals. The Company expects the Proposals will become effective twenty (20) days after the mailing of this Information Statement and upon the filing of a Restated Certificate of Incorporation with the State of Delaware, each of which is anticipated to be on or about ______, 2000.

Approval of the Proposals by the Company's largest stockholder and its affiliates

The Company's only classes of voting securities are its Common Stock and its Series A Preferred stock, $0.01 par value per share ("Series A Stock"). As of the Consent Date, there were 12,532,102 shares of Common Stock and 55,982.61 shares of the Company's Series A Stock outstanding and entitled to vote with respect to the Proposals. Each share of Common Stock is entitled to one vote with respect to the Proposals. Each share of the Series A Stock is entitled to 25 votes with respect to the Proposals. Approval of the Proposals requires 6,965,835 votes. Except as discussed below, no vote of any holders of the Common Stock or Series A Stock, other than Shamrock, is required in connection with the Proposals.

Under Section 228 of the General Corporation Law of the State of Delaware (the "DGCL"), any action required by law or permitted to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of such action by written


<PAGE 3>

consent must be given to those stockholders who have not consented in writing.

Pursuant to Section 271 of the DGCL, the Proposals must be approved by a majority of the outstanding stock entitled to vote thereon, that is, a majority of the total voting power of the Company's outstanding voting securities.

Shamrock, the record owners as of the Consent Date of an aggregate of 5,923,454 shares of Common Stock and all 55,982.61 shares of the Series A Stock, representing 7,323,020 votes or approximately 52.6% of the total voting power of the Company's voting securities, executed a written consent, dated as of the Consent Date approving the Proposals. Pursuant to the Certificates of Designation of the Series C Stock and Series D Stock, any change adversely affecting the powers, special rights or preferences of the holders requires the affirmative vote of at least two-thirds of the outstanding shares of Series C Stock and Series D Stock, respectively. Shamrock, the record owners as of the Consent Date of all of the outstanding Series C Stock and Series D Stock, executed a written consent approving the Dividend Amendments as of such date. Therefore, no vote or further action of the Company's stockholders is required in order to approve the Proposals.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY.

The Company is required, in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to mail this Information Statement to stockholders of the Company no later than 20 days prior to the date the Proposals will become effective. The Company anticipates that the Proposals will become effective twenty (20) days after the mailing of this Information Statement and upon the filing of a Restated Certificate of Incorporation with the State of Delaware, each of which is anticipated to be on or about ______, 2000. This Information Statement shall also constitute notice of the approval of the Proposals by less than unanimous written consent to the stockholders who have not so consented thereto as required by Section 228 of the DGCL.

The Parties.
The Company, with principal executive offices at 51 Beech Road, Glen Rock, New Jersey 07452, and a telephone number of (201) 447-5360, owns equity interests in various properties that, at the respective times of purchase, the Company anticipated could be utilized in casino gaming projects. The Company owns the RSR Interest and the Mississippi Interest. The Company is no longer actively seeking to develop gaming projects and is currently managing its equity interests.


<PAGE 4>

Shamrock, with principal executive offices at Two Clinton Square, Syracuse, New York 13202, and a telephone number of
(315) 422-9000, owns directly and beneficially through its investment in the Company equity interests in various properties that, at the respective times of purchase, Shamrock anticipated could be utilized in casino gaming projects. Shamrock is no longer actively seeking to develop gaming projects.

Summary Term Sheet for the Proposals.

 .  The Company will give Shamrock cash of approximately
   $5,264,000 from the liquidation of AMGAM and AGRM.
   The Company will give Shamrock approximately $3,377,000 from payments to be paid over time from the liquidation of AMGAM and AGRM.

 .  The Company will give Shamrock cash of approximately
   $1,171,000 being held in escrow, relating to the RSR
   Interest.

 . The Company will give Shamrock any proceeds from the sale of the RSR Interest.

 . The Company will give Shamrock a security interest in the RSR Interest.

 . The Company will keep cash of approximately $464,000 to pay anticipated expenses through January 31, 2001.

 . All debt due from the Company to Shamrock, totaling approximately $64,315,000, will be canceled.

 .  Shamrock owns all of the Company's preferred stock.
   Shamrock will be entitled to dividends on preferred stock only if dividends are paid on the Common Stock.

 . A lawsuit filed by the President of Shamrock against the Company will be dismissed.

 . The Company will employ its current President and CEO through January 31, 2001. The President might then receive a severance payment of $125,000 from Shamrock.

Description of the Proposals. The following is a summary of the Proposals.

The Transfer. In accordance with the Letter Agreement dated November 23, 1999 between Shamrock and the Company (the "Letter Agreement"), the Company is transferring to Shamrock the Transferred Assets, including the RSR Interest and the Mississippi Interest. The Transferred Assets constitute substantially all of the assets of the Company. The transfer of the Transferred Assets will reduce the Company's indebtedness to


<PAGE 5>

Shamrock. The Company shall retain sufficient cash as to have $464,000 as of January 1, 2000, less legal retainers plus accounts payable incurred in the ordinary course of business to bona fide third parties and mutually agreed upon by the Company and Shamrock. Such retained amount represents the Company's budgeted costs through January 31, 2001. As of January 31, 2001, after paying any and all outstanding expenses, the Company would transfer all remaining cash to Shamrock.

The Letter Agreement was approved by the NYBC on December 16, 1999. However, pursuant to an order by the NYBC dated December 23, 1999, the release by Shamrock of the Company is conditioned upon the Company's fulfillment of its obligations under the Letter Agreement, and the release of Mr. J. Douglas Wellington, the President and Chief Executive Officer of the Company, by Shamrock was effective as of December 23, 1999, except for his obligations under his employment contract dated as of December 31, 1999.

In accordance with the Letter Agreement, the Company executed a security agreement in favor of Shamrock relating to the RSR Interest in exchange for Shamrock agreeing to forebear from the exercise of any rights or remedies in respect of all obligations owing by the Company to Shamrock.

Pursuant to the Letter Agreement, Shamrock shall release the Company from all debts and liabilities, in excess of the amount of the Transferred Assets, and shall cause the dismissal with prejudice of the Bennett Lawsuit.

Shamrock has agreed to waive all accrued dividends, whether declared or undeclared, on the Series C Stock and Series D Stock. Although undeclared dividends do not constitute legal obligations of the Company, the Company accrued for such dividends because, under the terms of the Series C Stock and the Series D Stock, dividends are cumulative whether or not declared and the Company was prohibited from paying dividends on, purchasing or redeeming any of its Series A Stock or Common Stock so long as any such cumulated dividends were unpaid. Shamrock has further agreed to waive any future dividends on such preferred stock so long as Shamrock owns such preferred stock, provided, however, that if the Company declares any dividends on its Common Stock or redeems any of its Common Stock or Series A Stock, other than Common Stock or Series A Stock owned by Shamrock, then the holders of Series C Stock and Series D Stock shall be entitled to participate in such dividend or redemption on the same basis as if such Series C Stock and Series D Stock had been converted into Common Stock in accordance with the terms of such Series C Stock and Series D Stock. All other provisions of the Series C Stock and Series D Stock shall remain in effect, including, without limitation, provisions regarding voting and conversion.


<PAGE 6>

The Company shall release Shamrock from all debts and liabilities and shall withdraw all claims in the bankruptcy cases of Shamrock and Bennett Funding Group, Inc. et al. The Company shall endeavor to find a buyer of its stock and/or remaining assets during the term ending January 31, 2001.

Mr. Wellington has agreed to continue his employment with the Company through the term ending January 31, 2001 at an annual compensation of $125,000. At the end of such term, assuming that there has been no intervening voluntary bankruptcy filing by the Company without Shamrock's consent and assuming that the provisions of the Letter Agreement and Mr. Wellington's employment contract are met, Mr. Wellington shall be entitled to a severance payment of $125,000 from a reserve account set aside and controlled by Shamrock.

A copy of the Letter Agreement, pursuant to which the Company is transferring the Transferred Assets to Shamrock, is attached hereto as Exhibit 1.

The Authorized Share Amendment. The Company is amending its
Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 3,000,000,000 shares. A copy of the proposed Restated
Certificate of Incorporation for the Company is attached hereto as Exhibit 2.

The Dividend Amendments. As discussed above, Shamrock has agreed to waive all accrued dividends, whether declared or undeclared, on the Series C Stock and Series D Stock. As a result of the Dividend Amendments, the holders of Series C Stock and Series D Stock shall be entitled to participate in any dividends declared on the Company's Common Stock or redemption of any of the Company's Common Stock or Series A Stock, other than Common Stock or Series A Stock owned by Shamrock and its affiliates, on the same basis as if such Series C Stock and Series D Stock had been converted into Common Stock in accordance with the terms of such Series C Stock and Series D Stock, only if the Company declares such dividends or redeems such stocks. The proposed amended Certificates of Designation of the Series C Stock and Series D Stock are attached hereto as Exhibits B and C, respectively, to Exhibit 2.

Reasons for the Proposals. The Board of Directors of the Company believes that the Proposals are in the best interests of the Company's stockholders and creditors for the reasons set forth below.

The Transfer. As of the Approval Date, the Company was indebted to Shamrock in the amount of approximately $64,315,000. The Company was delinquent in the payment of interest and declared dividends to Shamrock, among other defaults. As of the Approval Date, the Company had total assets with a book value of


<PAGE 7>

approximately $10,487,000 and a market value estimated at $16,400,000 or less.

If the transactions under the Letter Agreement, including the Transfer and the release by Shamrock of the remaining debt owed by the Company to Shamrock had occurred as of December 31, 1999, the Company's book value per common share would have increased as of such date from ($4.31) to $0.04, as a result of a decrease in assets of $9,915,000 offset by a decrease in liabilities of $64,347,000. Assuming the Company fulfills its obligations under the Letter Agreement, the Company shall no longer be in default of its debt obligations to Shamrock. Additionally, so long as no dividends are declared on the Common Stock, dividends will no longer accrue on the Series C Stock and Series D Stock. If the Company does not fulfill its obligations under the Letter Agreement, the Company will be indebted to Shamrock in the amount of approximately $64,347,000, less the market value of the Transferred Assets.

Also, as a result of the Transfer, the Bennett Lawsuit, seeking payment of approximately $70,155,000, shall be dismissed with prejudice.

The Authorized Share Amendment. Except for their rights to accrued dividends, Shamrock and its affiliates are retaining all rights of their equity interests (including, without limitation, common and preferred interests) in the Company.

Shamrock and its affiliates own all of the Company's outstanding Series C Stock, Series D Stock and Series E Preferred Stock, $0.01 par value per share ("Series E Stock"), convertible as of December 31, 1999 into 2,296,243,886 shares of Common Stock. The Company does not have a sufficient number of authorized shares of Common Stock to enable the conversion of all of the Series C Stock, the Series D Stock and the Series E Stock. As of the date of this Information Statement, Shamrock and its affiliates have not asserted any rights they may have against the Company for the Company's failure to maintain a sufficient number of authorized shares of Common Stock to enable the Shamrock and its affiliates to convert all of the Series C Stock, the Series D Stock and the Series E Stock. As a result of the Authorized Share Amendment, the Company anticipates having a sufficient number of authorized shares of Common Stock to enable Shamrock to convert all of the Series C Stock, the Series D Stock and the Series E Stock through January 31, 2001.

The Dividend Amendments. As discussed above, Shamrock has agreed to waive all accrued dividends, whether declared or undeclared, on the Series C Stock and the Series D Stock. As of the date the Letter Agreement was approved by the NYBC, the Company had accrued dividends of approximately $3,153,000, collectively, on the Series C Stock and the Series D Stock, consisting of declared dividends of approximately $303,000 and undeclared


<PAGE 8>

dividends of approximately $2,850,000. Shamrock has further agreed to waive any future dividends on such preferred stock so long as Shamrock owns such preferred stock, provided, however, that if the Company declares any dividends on its Common Stock or redeems any of its Common Stock or Series A Stock, other than Common Stock or Series A Stock owned by Shamrock, then the holders of Series C Stock and Series D Stock shall be entitled to participate in such dividend or redemption on the same basis as if such Series C Stock and Series D Stock had been converted into Common Stock in accordance with the terms of such Series C Stock and Series D Stock. The Company has never declared or paid any dividends on its Common Stock. The Board of Directors presently intends to retain any and all earnings for use in the Company's business and therefore does not anticipate paying any cash dividends on the Common Stock in the foreseeable future.

Prior to the date the Letter Agreement was approved by the NYBC, the Company accrued dividends of $75,000 per quarter on each of the Series C Stock and the Series D Stock. As of such date, the Company reversed all accrued dividends. If the Proposals do not become effective, the Company will be obligated to Shamrock for declared dividends in the amount of approximately $303,000 and will accrue for undeclared dividends. If the Proposals become effective, but the Company does not fulfill its obligations under the Letter Agreement, the Company will be indebted to Shamrock in the amount of the declared dividends.




<PAGE 9>

Principal effects of the Proposals.

The following table sets forth certain effects of the Proposals on certain financial data of the Company, assuming the Proposals were effective as of December 31, 1999.

                          As at, or for the year ended,
                          December 31, 1999, prior to    Adjusted for Letter
Selected Financial Data            adjustment          Agreement transactions
=======================   ===========================  ======================

THE COMPANY
===========
Revenues                           $11,743,000               $11,743,000

Net income from continuing
operations                           8,852,000                12,950,000

Net income from continuing
operations per common share               0.71                      1.03

Net income                           8,852,000                60,131,000

Net income per share                      0.71                      4.80

Net income for common
stockholders                         6,985,000                61,417,000

Net income for common
stockholders per share                    0.56                      4.90

Total assets                        10,487,000                   573,000

Long-term obligations                        -                         -

Cash dividends declared per
common share                                 -                         -

Book value per common share              (4.31)                     0.04

Net income from continuing operations would increase due to a net gain of approximately $4,098,000 resulting from the cancellation of indebtedness to Shamrock in exchange for all payments, distributions, dividends and proceeds of any type to which the Company is entitled pursuant to or in connection with the Proxy Agreement relating to the RSR Interest, in accordance with the terms of the Letter Agreement. The Company has valued the RSR Interest, exclusive of distributions being escrowed for the benefit of the Company, as the average of the appraisal of the value of the RSR Interest obtained by the Company and the value the Company understands an appraiser for RSR placed on the RSR Interest.

Pursuant to the Letter Agreement, Shamrock will release the Company from all debts and liabilities in excess of the amount of the Transferred Assets. Accordingly, net income would additionally increase by approximately $47,181,000.


<PAGE 10>

Finally, net income for common stockholders per share would further additionally increase by approximately $3,153,000 as a result of the reversal of previously accrued dividends.

Total assets and book value per common share reflect a decrease in assets in the amount of approximately $9,915,000 and a decrease in liabilities in the amount of approximately
$64,347,000 as a result of the Transfer.

Assuming the Authorized Share Amendment was effective as of December 31, 1999 and Shamrock converted that number of shares of the Series C Stock, the Series D Stock and the Series E Stock convertible into the total number of the Company's authorized but unissued shares of Common Stock immediately after giving effect to such amendment (i.e. resulting in a total of 2,296,243,886 shares of Common Stock being issued to Shamrock as of such date), Shamrock would own approximately 99.7% of both the total outstanding shares of Common Stock and the total voting power represented by the total outstanding voting securities of the Company.

Upon the filing of a Restated Certificate of Incorporation with the State of Delaware, dividends will no longer accrue on the Series C Stock and Series D Stock, unless the Company declares a dividend on the Common Stock. The Company would not longer be in potential breach for failing to maintain a sufficient number of authorized shares of Common Stock to enable Shamrock to convert all of the Series C Stock, the Series D Stock and the Series E Stock and for not paying Shamrock declared dividends on the Series C Stock and Series D Stock.

Federal income tax consequences of the Proposals. The Proposals are not expected to result in any tax gain to the Company.

The partial repayment of debt to Shamrock will be effectuated by the transfer of the Transferred Assets and is a non-taxable event. Under Section 108 of the Internal Revenue Code of 1986, as amended (the "Tax Code"), if a company is "insolvent", as the Company is, any forgiveness of debt will not result in taxable income to the extent of insolvency. In the instant situation, the release by Shamrock of the remaining debt owed by the Company to Shamrock will not result in any taxable gain, although the Company's net operating loss carryforwards ("NOLs") and other tax attributes will be reduced by the amount of such forgiveness. The Company anticipates that after the Transfer it will no longer have any NOLs.

The Authorized Share Amendment is solely a corporate action, with no tax effects on the Company's stockholders.



<PAGE 11>

The waiver of declared dividends, as a debt of the Company, has the tax effects discussed above. Undeclared dividends do not constitute legal obligations of the Company, and therefore the reversal of such accrued dividends has no tax effects.

Regulatory requirements. Other than the filing and mailing of this Information Statement, there are no federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the Proposals.

Material contracts between the Company and Shamrock.
For the two years prior to the Letter Agreement, Shamrock was the Company's primary creditor. The Company was indebted to Shamrock for approximately (i) $1,066,000 related to a working capital line of credit, (ii) 2,041,000 related to a term loan to assist the Company in financing pertaining to the Gold Shore Casino in Mississippi, (iii) $384,000 related to the Company's utilization of slot machine sales proceeds, which slot machines were beneficially owned by Shamrock and (iv) $31,101,000 related to project financing for the Gold Shore Casino. The Company was also indebted to Shamrock for approximately $2,701,000 in rent due under a gaming vessel lease.

As described above, Shamrock owns 5,923,454 shares of Common Stock and of the Series A Stock, Series C Stock, Series D Stock and Series E Stock. For the two years prior to the Letter Agreement, the Company was indebted to Shamrock for declared dividends on the Series C Stock and Series D Stock totaling approximately $303,000 and had accrued for undeclared dividends on such preferred stock.

On October 21, 1998, the Company and Shamrock executed a letter agreement providing that any payments to the Company under the Mississippi Plan would be escrowed and disbursed only upon the order of the NYBC.

As discussed above, on November 23, 1999, the Company and Shamrock entered into the Letter Agreement and on December 16, 1999, the Company executed a security agreement in favor of Shamrock relating to the RSR Interest.

Effect on Securities. The Common Stock is currently registered under section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The consummation of the Transfer will not affect the registration of the Common Stock under the Exchange Act. The Company does not anticipate that the Transfer will materially affect the price of the Common Stock.

Shamrock owned, as of the Consent Date, an aggregate of 5,923,454 shares of Common Stock and 55,982.61 shares of the Series A Stock or approximately 52.6% of the total voting power of the Company's voting securities. Assuming that (a) the


<PAGE 12>

effective date Authorized Share Amendment occurs in the first quarter of 2000, (b) the price of the Common Stock at such time is $0.02 per share, (c) Shamrock and its affiliates convert all shares of the Series C Stock, the Series D Stock and the Series E Stock into Common Stock at that time and (d) no additional shares of voting stock are issued prior to such time, Shamrock and its affiliates would own an aggregate of 1,169,416,787 shares of Common Stock and 55,982.61 shares of the Series A Stock or approximately 99.4% of the total voting power of the Company's voting securities.

Abandonment of Proposals by the Board. At any time prior to the effective date of the Proposals, the Board of Directors of the Company is authorized to abandon any of the Proposals without a further vote or consent of the stockholders of the Company if, for any reason, the Board of Directors deems it advisable to so abandon such Proposal, subject to the rights, if any, of third parties under the Letter Agreement.

Appraisal rights. Under Delaware law, the stockholders of the Company are not entitled to dissenters' rights of appraisal in connection with the Proposals.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Consent Date with respect to the only persons or groups known to the Company who may be deemed to own beneficially more than 5% of the Company's voting securities (i.e. Common Stock or Series A Preferred Stock). Unless otherwise noted, each holder has sole voting and investment power with respect to the shares of the listed securities.


<PAGE 13>

Title of Class     Name and Address      Amount and Nature   Percent of Class
                 of Beneficial Owner       of Beneficial
                                           Ownership (1)

Common Stock     Shamrock Holdings         5,823,019 (2)           41.8%
                 Group, Inc.
                 2 Clinton Square
                 Syracuse, NY  13202

Common Stock     Richard C. Breeden,     382,643,499 (3)           98.3%
                 Trustee
                 C/o Shamrock
                 Holdings Group, Inc.
                 2 Clinton Square
                 Syracuse, NY  13202

Series A         Shamrock Holdings         55,982.61 (4)            100%
Preferred Stock  Group, Inc.
                 2 Clinton Square
                 Syracuse, NY  13202

Series A         Richard C. Breeden,       55,982.61 (5)            100%
Preferred Stock  Trustee
                 C/o Shamrock
                 Holdings Group, Inc.
                 2 Clinton Square
                 Syracuse, NY  13202

(1) Based on information supplied by persons listed or as reported on the most recent Schedule 13D filed by any such persons. As used in this table, "beneficial ownership" of securities means the sole or shared power to vote, or to direct the voting of, such securities, or the sole or shared investment power with respect to such securities, including the power to dispose of, or to direct the disposition of, such securities.
In addition, for purposes of this table, a person is deemed to have "beneficial ownership" of any security that such person had the right to acquire within 60 days after the Consent Date.

(2) Includes 1,399,565 shares of Common Stock issuable upon the conversion of Series A Preferred Stock.

(3) Includes the 5,823,019 shares of Common Stock beneficially owned by Shamrock. The Company understands that Mr. Breeden (the "Bennett Funding Trustee") is sole stockholder and President of Shamrock. Includes, collectively, 375,320,430 shares of Common Stock issuable upon conversion of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, assuming that those conversions took place on the Consent Date and that the Company amended its Certificate of Incorporation by increasing the number of authorized shares of Common Stock to 3,000,000,000 shares.

(4)   Each share of Series A Preferred Stock is convertible into
25 shares of Common Stock.


<PAGE 14>

(5) Includes the 55,982.61 shares of Series A Preferred Stock beneficially owned by Shamrock. The Company understands that the Bennett Funding Trustee is sole stockholder and President of Shamrock.

Security Ownership of Management

The following table sets forth information as of the Consent Date with respect to (i) each director, (ii) all individuals serving as the Company's CEO during 1999, and (iii) all directors and all such executive officers as a group. Unless otherwise noted, each holder has sole voting and investment power with respect to the shares of the listed securities. An asterisk (*) indicates beneficial ownership of less than 1%.

COMMON STOCK

Name and Address of      Amount and Nature of            Percent of Class
Beneficial Owner         Beneficial Ownership
                                  (1)

J. Douglas Wellington           518,750                       3.97%
c/o American Gaming &
Entertainment, Ltd.,
51 Beech Road,
Glen Rock, New Jersey,
07652

Executive Officers and          518,750                       3.97%
Directors as a group (1
person)

(1) As used in this table, "beneficial ownership" of securities means the sole or shared power to vote, or to direct the voting of, such securities, and/or the sole or shared investment power with respect to such securities (i.e., the power to dispose of, or to direct the disposition of, such securities). In addition, for purposes of this table, a person is deemed to have "beneficial ownership" of any security which such person had the right to acquire within 60 days after the Consent Date.


Distribution of Information Statement

The cost of distributing this Information Statement has been borne by the Company. The distribution will be made by mail.

BY ORDER OF THE BOARD OF DIRECTORS


J. Douglas Wellington
President and Chief Executive Officer

Dated:     _____, 2000


<PAGE 15>

                                                     EXHIBIT 1

                                               November 23, 1999



J. Douglas Wellington
President & CEO
American Gaming & Entertainment, Ltd.
51 Beech Road
Glen Rock, New Jersey 07452

Re:   In re The Bennett Funding Group, Inc.
      Case No. 96-61376 (as substantively consolidated, "Bennett")

      In re Shamrock Holdings Group, Inc. ("Shamrock")
      Case No. 98-63631

Dear Mr. Wellington:

     This letter agreement is written in connection with the resolution of certain claims among American Gaming &
Entertainment, Ltd. and its subsidiaries and affiliates including, without limitation, Emerald Gaming, Inc., AMGAM
Associates ("AMGAM") and American Gaming and Resorts of
Mississippi, Inc. ("AGRM") (collectively, "AGEL"), Shamrock and
Bennett.

Shamrock, Bennett and AGEL agree as follows:

     1.  On the Effective Date:

         a. AGEL releases Shamrock and Bennett from all claims, obligations, liabilities, causes of action, suits, debts, dues, warrants, accountings, or any other claim incurred or arising at any time from the beginning of the world through the Effective Date (as defined below) except for their respective obligations under this letter agreement.

         b. Shamrock and Bennett release AGEL from all claims, obligations, liabilities, causes of action, suits, debts, dues, warrants, accountings, or any other claim incurred or arising at any time from the beginning of the world through the Effective Date except for their obligations under this letter agreement.

         c.  Mississippi Claims.     Except as set forth in
paragraph 3(a) hereof, AGEL hereby transfers to Shamrock all of its right, title and interest in all of its rights, title and interests under the First Amended Joint Plan of Liquidation for AmGam Associates and American Gaming and Resorts of Mississippi, Inc. and all documents and instruments related thereto or executed in connection therewith, as such Plan has been


<PAGE 16>

confirmed by the United States Bankruptcy Court for the District of Mississippi.

         d.  Rising Sun Casino.     Except as set forth in
paragraph 3(a) hereof, AGEL shall deliver or cause to be delivered directly to Shamrock immediately upon receipt all payments, distributions, dividends and proceeds of any type to which AGEL is entitled pursuant to or in connection therewith the Irrevocable Proxy and Consent Agreement dated August 23, 1996 by and between Paul R. Partridge, Patrick F. Daly, James A. Everatt, Charles E. Reisert, Eric C. Jackson and AGEL, as amended, including distributions already made or to be made into the Rising Sun escrow account which totaled approximately $1,148,428.16 as of September 3, 1999, in addition to all other monies held by RSR for the benefit of AGEL and all other rights which may be held by Shamrock and obligations of AGEL in connection therewith. On or before the Effective Date, AGEL and Shamrock shall execute a security agreement relating to AGEL's interest in the Rising Sun Casino in a form mutually agreeable to Shamrock and AGEL.

         e.  Withdrawal of Claims.     AGEL withdraws all claims
in the bankruptcy cases of Shamrock and Bennett with prejudice.

     2.  Preservation of Equity Interests.

         a. Nothing in this letter agreement shall constitute a waiver or release of any type of Shamrock's or Bennett's equity interests (including, without limitation, common and preferred interests) and all rights related thereto in AGEL.

         b. Notwithstanding the foregoing, however, Shamrock and its affiliates agree to forgive all accrued dividends, whether declared or undeclared, on AGEL's Series C Cumulative Preferred Stock and Series D Cumulative Preferred Stock. Shamrock and its affiliates further agree to waive any future dividends on such preferred stock so long as Shamrock or its affiliates own such preferred stock, provided, however, that if AGEL declares any dividends on its Common Stock or redeems any of its Common Stock or redeem any of its Common Stock or Series A Preferred Stock, other than Common Stock or Series A Preferred Stock owned by Shamrock and its affiliates, then dividends on the Series C Cumulative Preferred Stock and Series D Cumulative Preferred Stock shall accrue as of such date and the holders of Preferred Stock shall be entitled to participate in such dividend or redemption on the same basis as if such Preferred Stock had been converted into Common Stock in accordance with the terms of such Preferred Stock. All other provisions of the Series C Cumulative Preferred Stock and Series D Cumulative Preferred Stock shall remain in effect, including, without limitation, provisions regarding voting and conversion.



<PAGE 17>

         c. AGEL shall endeavor to find during the thirteen month term referred to in paragraph 5 hereof or such longer term as agreed to by Shamrock in writing, a buyer of its stock and/or remaining assets in cooperation with Shamrock and Bennett so as to maximize for its stockholders any residuary value of AGEL.

     3.  Retention of Certain Assets by AGEL.

         a. AGEL shall be permitted to retain sufficient cash as to have $464,000, less legal retainers and plus accounts payable incurred in the ordinary course of business to bona fide third parties and mutually agreed upon by AGEL and Shamrock, as of January 1, 2000 in the aggregate which shall be used for ordinary working capital purposes including officer and employee compensation pursuant to the budget attached as Exhibit A. All other monies and assets shall be delivered to Shamrock. AGEL shall each month deliver to Shamrock a monthly statement for the preceding month showing AGEL's actual expenses. AGEL and Shamrock shall review AGEL's expenses at least on a quarterly basis to determine if additional expense reductions can be made to, including, Directors and Officers insurance and legal expenses. Any monies retained by AGEL as of January 31, 2001, after paying any and all outstanding expenses, shall be delivered to Shamrock.

         b. Prior to the hearing by the United States Bankruptcy Court for the Northern District of New York seeking approval of this letter agreement, AGEL shall deliver an affidavit of its President & CEO in form satisfactory to Shamrock and its counsel certifying that AGEL has no liabilities other than the types and amounts disclosed on its balance sheet dated as of September 30, 1999, a true copy of which shall be attached to such affidavit.

     4. Employment of Wellington. J. Douglas Wellington ("Wellington") agrees to continue his employment by AGEL until at least thirteen months following the Effective Date in order to carry out his duties as President and Chief Executive Officer of AGEL pursuant to the form of employment agreement attached as Exhibit B ("Employment Agreement"). The Employment Agreement, which supersedes the Employment Agreement dated September 12, 1996, as amended, shall not be amended without the prior written consent of Shamrock and Bennett. AGEL shall provide Shamrock and Bennett with reporting concerning its business and financial activities from time to time as reasonably requested by Shamrock and Bennett. Wellington's employment contract shall have a thirteen month term, compensation of $125,000 annually for that term, and $125,000 severance payment payable on termination of agreement from a reserve account set aside and controlled by Shamrock, assuming (a) no intervening voluntary bankruptcy filing by AGEL prior to the conclusion of the thirteen month period without Shamrock's consent and (b) provisions of this letter agreement and employment agreement are met. Wellington's existing


<PAGE 18>

employment agreement with AGEL shall remain in effect until this letter agreement is approved by the United States Bankruptcy Court of the Northern District of New York.

     5. Corporate Existence. AGEL shall maintain its corporate existence for a period of no less than thirteen months following the Effective Date.

     6.  Dismissal of Adversary Proceeding.     Bennett shall
dismiss the adversary proceeding captioned Richard C. Breeden, Trustee of the Bennett Funding Group, Inc., et al v. Gamma International, American Gaming & Entertainment, Ltd. and John Does 1 to 100 (AP 98-70465 A) (United States Bankruptcy Court for the Northern District of New York) on the Effective Date, with prejudice and without costs.

     7. Further Assurances. Each of AGEL, Shamrock and Bennett agree to cooperate with each other to effectuate the intent of this letter agreement including, without limitation, (a) the active assistance of AGEL and Wellington in realizing upon the assets of comprising the Mississippi Claim, the Rising Sun Casino and other property of AGEL, and (b) the execution and delivery by AGEL of notices to third parties respecting the delivery of property directly to Shamrock or Bennett as the case may be as contemplated by this letter agreement.

     8. Effective Date. This letter agreement shall become effective and binding upon the parties hereto ("Effective Date") upon the entry of an Order of the United States Bankruptcy Court for the Northern District of New York approving this letter agreement, and such Order becoming a final order such that it is not subject to appeal or reconsideration unless the condition of a final order is waived by the parties hereto.

     9.  Notices.     Wherever notices are required to be given
under this letter agreement, they shall be given by certified mail, return receipt requested as follows:

    If to AGEL:     J. Douglas Wellington
                    51 Beech Road
                    Glen Rock, NJ 07452
                    Fax: (201) 447-1892


    With copy to:   Sharon L. Levine, Esq.
                    Ravin, Sarasohn, Cook, Baumgarten, Fisch &
                      Rosen, P.C.
                    103 Eisenhower Parkway
                    Roseland, NJ 07068-1072
                    Fax: (973) 228-9250



<PAGE 19>

    If to Shamrock: Shamrock Holding Group, Inc.
                    Clinton Square
                    Syracuse, New York 13202
                    Attn: Richard C. Breeden, President
                    Fax: (315) 422-9361

    With copy to:   William Brown, Esq.
                    Phillips, Lytle, Hitchcock, Blaine &
                      Huber, LLP
                    3400 HSBC Center
                    Buffalo, New York 14203
                    Fax: (716) 852-6100


    If to Bennett:  Bennett Funding Group, Inc.
                    Clinton Square
                    Syracuse, New York 13202
                    Attn: Richard C. Breeden, Trustee
                    Fax: (315) 422-9361

    With copy to:   M.O. Sigal, Jr., Esq.
                    Simpson, Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York 10017
                    Fax: (212) 455-2502

    10. This letter agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and shall be governed by the internal laws of the State of New York without reference to its conflict of law rules. Any dispute arising under this letter agreement shall be resolved by the United States Bankruptcy Court for the Northern District of New York.

          The parties acknowledge that Richard C. Breeden is executing this agreement solely in his capacity as the Trustee of Bennett and President of Shamrock and shall have no personal responsibility or liability whatsoever under this agreement.

                    Very truly yours,


                    Shamrock Holdings Group, Inc.,
                    Debtor In Possession

                    By:  /s/ Richard C. Breeden
                       ____________________________
                                             Title


<PAGE 20>


                    Bennett Funding Group, Inc., Debtor

                    By:  /s/ Richard C. Breeden
                       ____________________________
                                             Title


Accepted and Agreed to:





American Gaming & Entertainment, Ltd.

By:  /s/ J. Douglas Wellington
    _____________________________
    President & CEO       Title



Emerald Gaming, Inc.                American Gaming and Resorts of
                                    Mississippi, Inc.

By: /s/ J. Douglas Wellington       By:  /s/ J. Douglas Wellington
    _____________________________       __________________________
    President            Title          President           Title



AMGAM Associates

By: /s/ J. Douglas Wellington
    _____________________________
    Manager              Title



<PAGE 21>


Exhibit A

Budget Per Settlement Agreement

                              Jan-00     Feb-00     Mar-00     Apr-00
May-00     Jun-00     Jul-00

Payroll                       14,465     14,465     14,465     10,799
10,799     15,880     10,799
Severance                          -          -      5,610          -
-          -          -
Expense Reports                  100        100        100        100
100        100        100
Telephone, UPS                   400        400        400        400
400        400        400
Insurance (Prop., D&O)         1,000      1,000      1,000      1,000
1,000     91,000      1,000
File Storage                     300        300        300        300
300        300        300
Rent, Utils                      200        650        200        100
100        100        100
Car                              500        500        500        500
500        500        500
Ravin, Sarasohn                4,000      4,000      4,000      4,000
4,000      4,000      4,000
D & T/Mintz, Rosenfeld & Co.       -          -     20,000     25,000
1,500          -          -
Dillon Bitar                   2,000      4,000          -      1,000
5,000      2,000       2,000
Reilly & Matthews              2,500          -      5,000      2,500
2,500          -           -
Director Fees                      -          -          -          -
-          -           -
American Stock Exchange        1,000      1,000      1,000      1,000
1,000      1,000       1,000
Misc Other                     2,100      2,100      2,100      1,500
1,500      1,500       1,500
Byrd & Wiser                   1,000          -          -          -
-          -           -
Mountaineer Settlement        (5,600)         -          -          -
-          -           -
                              ______     ______     ______     ______
______     ______     ________
TOTALS                        23,965     28,515     54,675     48,199
28,699    116,780      21,699
                              ======     ======     ======     ======
======     ======     ========


<PAGE 22>

Budget Per Settlement Agreement (Continued)
                              Aug-00     Sep-00     Oct-00     Nov-00
Dec-00     Jan-01      Totals

Payroll                       10,799     10,799     10,799     10,799
15,880     10,799     161,547
Severance                          -          -          -          -
-          -       5,610
Expense Reports                  100         50         50         50
50         50       1,050
Telephone, UPS                   400        400        400        400
400        400       5,200
Insurance (Prop., D&O)         1,000      1,000      1,000      1,000
1,000      1,000     103,000
File Storage                     300        300        300        300
300        300       3,900
Rent, Utils                      100        100        100        100
100        100       2,050
Car                              500        500        500        500
500        500       6,500
Ravin, Sarasohn                4,000      4,000      4,000      4,000
4,000      4,000      52,000
D & T/Mintz, Rosenfeld & Co.   1,500          -          -          -
1,500          -      49,500
Dillon Bitar                   2,000          -      3,000      3,000
2,000      4,000      30,000
Reilly & Matthews              2,500          -          -          -
-          -      15,000
Director Fees                      -          -          -          -
-          -           -
American Stock Exchange        1,000      1,000      1,000      1,000
1,000      1,000      13,000
Misc Other                     1,500      1,500      1,500      1,500
1,000      1,000      20,300
Byrd & Wiser                       -          -          -          -
-          -       1,000
Mountaineer Settlement             -          -          -          -
-          -      (5,600)
                              ______     ______     ______     ______
______     ______     ________
TOTALS                        25,699     19,649     22,649     22,649
27,730     23,149     464,057
                              ======     ======     ======     ======
======     ======     ========



<PAGE 23>

                           Exhibit B


                     EMPLOYMENT AGREEMENT

            To be filed and served prior to hearing
                on approval of letter agreement


<PAGE 24>

                                                   EXHIBIT 2

             RESTATED CERTIFICATE OF INCORPORATION OF
               AMERICAN GAMING & ENTERTAINMENT, LTD.
                      A DELAWARE CORPORATION


     J. Douglas Wellington certifies that:

     I.     He is the President and Secretary of American Gaming
& Entertainment, Ltd., a Delaware corporation (the
"Corporation"). The date of filing of the Corporation's original
Certificate of Incorporation with the Secretary of State was April 21, 1988.

    II. The Certificate of Incorporation of the Corporation, as heretofore amended, is further amended and restated in its entirety as follows:

"FIRST.     The name of the Corporation is American Gaming &
Entertainment, Ltd.

SECOND.     The address of the Corporation's registered office
in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD.     The purpose of the Corporation is to engage in any
lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH.     (1)     The total number of shares of capital stock
which this corporation shall have the authority to issue is Three Billion One Million (3,001,000,000) consisting of (a) Three Billion (3,000,000,000) shares of common stock, each having a par value of one cent ($0.01), amounting in the aggregate to Thirty Million Dollars ($30,000,000) ("Common Stock"), and (b) One Million (1,000,000) shares of preferred stock, each having a par value of one cent ($0.01), amounting in the aggregate to Ten Thousand Dollars ($10,000) ("Preferred Stock").


<PAGE 25>

            (2) Except as otherwise expressly provided by statute or by this Certificate, and subject to the express terms and rights, if any, of any Preferred Stock authorized by the Board of Directors pursuant to the authority granted in this Article FOURTH, all voting rights shall be vested in the holders of the Common Stock, who shall be entitled to one vote per share on all matters submitted to a vote of holders of the Common Stock and shall be entitled to receive: (a) such dividends on the Common Stock as may be declared and paid by the Corporation out of assets legally available therefor; and (b) in the event of the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to stockholders.

            (3) The Board of Directors is authorized, subject to limitations prescribed by statute and the provisions of this Article FOURTH, to provide for the issuance of Preferred Stock, from time to time, in one or more series of any number of shares, with a distinctive serial designation for each series, provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock authorized by this Article FOURTH, as shall hereafter be stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock from time to time adopted by the Board of Directors. Subject to said limitations, each series of Preferred
Stock: (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock (d) may have such rights upon the dissolution of; or upon any distribution of the assets of; the Corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes of or any other series of the same or any other class or classes of stock of the Corporation or any other issuer, at such price or prices or at such rates of exchange, and with such adjustments; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts; (g) may be entitled to the benefit of conditions and restrictions upon the creation of


<PAGE 26>

indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary, of any outstanding stock of the Corporation; and
(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereon; all as shall be stated in said resolution or resolutions providing for the issue of such series of Preferred Stock.

            (4) Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes, shall have the status of authorized and unissued shares of Preferred Stock of the same series and maybe reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any such series of Preferred Stock.

FIFTH.     The Corporation shall have perpetual existence.

SIXTH.     In furtherance and not in limitation of the powers
conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation in any manner not inconsistent with the provisions of such By-Laws.

SEVENTH.     Elections of directors need not be by written
ballot unless the By-Laws of the Corporation shall so provide.

Meetings of stockholders may be held within or without the State of Delaware as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation;


<PAGE 27>

EIGHTH. A director of the Corporation shall have no personal liability to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102(b)(7) (or any successor or additional provision) of the General Corporation Law of the State of Delaware, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited.

NINTH.     The Corporation reserves the right to amend, alter,
change or repeal any provision contained in this Certificate in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

TENTH.     (1)     In order to enable the Corporation and any
Subsidiary (as hereinafter defined) to secure and maintain in good standing all licenses and other regulatory approvals necessary for the lawful operation of gaming and related businesses now or hereafter engaged in by the Corporation or any Subsidiary within or without the United States (the "Gaming Licenses") from the Gaming Authorities (as hereinafter defined) empowered to issue or grant Gaming Licenses and in order to ensure that the business of the Corporation and its Subsidiaries will be carried on in compliance with the laws, rules, regulations and policies of the Gaming Authorities and in a manner consistent with the responsibilities of the Corporation and its Subsidiaries to the public as an organization engaged in gaming and related businesses, the following provisions are made:

           (2) While any Gaming License is outstanding, except as otherwise approved by the Board of Directors, no stockholder who (a) Beneficially Owns (as hereinafter defined) five percent (5%) or more of the outstanding Capital Stock (as hereinafter defined) and who has neither been qualified by nor obtained a waiver of qualification from each of the Gaming Authorities requiring qualification with respect to each Gaming License (an "Unqualified Stockholder") or (b) has been found to be disqualified or unsuitable with respect to any Gaming License, which finding has not been reversed, vacated or superseded in any subsequent proceeding prior to the Redemption Date (as hereinafter defined) (a "Disqualified Stockholder"), shall be entitled to vote, directly or indirectly, any shares of


<PAGE 28>

Capital Stock Beneficially Owned by such stockholder on any matter, and no shares of Capital Stock Beneficially Owned by an Unqualified Stockholder or a Disqualified Stockholder shall be considered as outstanding stock entitled to vote for any purpose.

           (3) The Corporation shall have the right, at its option, to call for redemption all or any part of the Capital Stock Beneficially Owned by a Disqualified Stockholder for the Redemption Price (as hereinafter defined) at any time after the date the stockholder became a Disqualified Stockholder. The Redemption Price may be paid in cash, property or rights, including any Securities (as hereinafter defined) of the Corporation, as the Board of Directors may by resolution determine (the "Redemption Consideration").

           (4)     All Publicly-traded Securities (as
hereinafter defined) of the Corporation and any Subsidiary shall be held subject to the condition that if a holder thereof (a "Disqualified Holder") is found to be disqualified or unsuitable with respect to any Gaming License, which finding has not been reversed, vacated or superseded in any subsequent proceeding prior to the date of a Written Notice (as hereinafter defined), such Disqualified Holder shall dispose of his interest in the Corporation within 10 days after the Corporation mails by first class mail to the name and address of the persons known to the Corporation to hold of record such Publicly-traded Securities, as the same shall appear in the books of the Corporation as of the date the notice is mailed, written notice to such effect (a "Written Notice"). Notwithstanding any other provision of this Article TENTH, if any Disqualified Holder fails to dispose of his Publicly-traded Securities within 10 days after the mailing of the Written Notice, such Disqualified Holder shall indemnify the Corporation and its Subsidiaries for any and all direct or indirect costs, including attorney's fees, incurred by the Corporation and its Subsidiaries as a result of such Disqualified Holder's continuing ownership or failure to divest of such Publicly-traded Securities.

           (5) Any right arising pursuant to the provisions of Section 3 of this Article TENTH shall be exercised as follows:


<PAGE 29>

                   (a) If the Corporation shall determine to redeem Capital Stock pursuant to Section 3 of this Article TENTH, at least 10 days in advance of the date designated for such redemption, the Corporation shall mail by first class mail to the name and address of the person or persons known to the Corporation to hold of record such shares of Capital Stock, as the same shall appear on the books of the Corporation as of the date such notice is mailed, a written notice advising of the exercise of the right and stating the total number of shares to be redeemed from the holder (the "Redemption Notice"). After the Redemption Price and the Redemption Consideration for the shares to be redeemed have been determined, the Corporation shall mail as aforesaid a second notice (the "Price Notice") to such holder or holders setting forth the Redemption Price and the Redemption Consideration and the date and time of the redemption (the "Redemption Date"). The Price Notice shall be mailed not less than 10 days in advance of the Redemption Date. If the Redemption Price and Redemption Consideration for the shares have been determined prior to the time the Redemption Notice is mailed, the Corporation, at its option, may include in the Redemption Notice the information required to be provided in the Price Notice and in that case no Price Notice need be sent. The redemption shall be made at the principal place of business of the Corporation or such other place as may be specified by the Board of Directors.

                   (b)     The record holder or holders of
shares to be redeemed shall deliver or cause to be delivered the certificate or certificates representing those shares, properly endorsed for transfer, to the Corporation on the Redemption Date and shall receive therefor the Redemption Consideration. If, on the Redemption Date, a holder shall fail to deliver the certificate or certificates for all or part of the shares to be redeemed from him properly endorsed for transfer, the Redemption Consideration to be delivered by the Corporation with respect to such shares shall be set aside by the Corporation, separate and apart for the benefit of such holder, to be delivered to such holder without payment of any interest thereon upon surrender of the certificate or certificates for the shares to be delivered by such holder properly endorsed for transfer.


<PAGE 30>

           (6) After the Redemption Notice and Price Notice have been given and the Redemption Consideration is set aside in accordance with Section 5 of this Article TENTH, and notwithstanding that any certificate for shares of Capital Stock called for redemption has not been surrendered to the Corporation, the shares heretofore evidenced thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the Redemption Date and all rights of the person holding certificates theretofore evidencing such shares of Capital Stock shall cease and terminate, excepting only the right to receive the Redemption Consideration, without interest, in payment therefor, and the person holding such certificates shall thereafter be restricted exclusively to the Redemption Consideration for any and all claims of whatever nature in respect of the redeemed shares.

           (7) The following definitions shall apply with respect to this Article TENTH.

                   (a)     The term "Gaming Authorities" means
all federal, state or local government authorities which issue or grant any license or approval necessary or appropriate for the lawful operation of gaming and related businesses now or hereafter engaged in by the Corporation or its Subsidiaries.

                   (b)     The term "Publicly-traded Securities"
means any Security which is listed or admitted to trading on any national securities exchange or is quoted on the National
Association of Securities Dealers, Inc. Automated Quotation
System.

                   (c) The "Redemption Price" for a share of Capital Stock means the average closing sale price during the 20-day period immediately preceding the date of the Redemption Notice of a share of such Capital Stock on the Nasdaq Small-Cap Market or if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or if such stock is not listed on any such exchange, the average last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to a share of such Capital Stock during the 20-day period immediately preceding the date of the Redemption Notice as reported by the


<PAGE 31>

National Association of Securities Dealers, Inc. Automated
Quotation System or any similar system then in use, or if no such quotations are available, the fair market value on the date of the call for redemption of a share of such stock as determined by the Board of Directors.

                   (d)     The term "Securities" means any
instrument; evidencing a direct or indirect beneficial ownership or creditor interest in a corporation, including, by not limited to; stock, common and preferred; bonds; mortgages; debentures; security agreements; notes; warrants; options and rights.

                   (e) The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (the '1Exchange Act") as in effect on the effective date of this Certificate pursuant to the General Corporation Law of the State of Delaware (the term "registrant" in said Rule 12b-2 meaning in this case the Corporation).

                   (f)     A person shall be deemed the
"Beneficial Owner" of; and shall be deemed to "Beneficially Own" shares of Capital Stock:

                          (i)     which such person or any of
such person's Affiliates or Associates, directly or indirectly, has the sole or shared right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act or pursuant to any successor provision), including, but not limited to, pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, that a person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own", any security under this subparagraph (i) as a result of any agreement, arrangement or understanding to vote such security that both (y) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the rules and regulations promulgated under the Exchange Act and (z) is not reportable by such person on Schedule 13D promulgated under the Exchange Act (or any comparable or successor report) without giving effect to any applicable waiting period; or



<PAGE 32>

                          (ii)        which are Beneficially
Owned, directly or indirectly, by any other person (or any Affiliate or Associate thereof) with which such person (or any such person's Affiliates or Associates) has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the provisions of subparagraph
(i) above), or disposing of any Capital Stock:

provided that (i) no director or officer of the Corporation (nor any Affiliate or Associate of any such director or officer) shall, solely by reason of acting in their capacities as such, be deemed the "Beneficial Owner" of or to "Beneficially Own" any shares of Capital Stock that are Beneficially Owned by any other director or officer, and (ii) no person shall be deemed the "Beneficial Owner" of or to "Beneficially Own" any shares of Capital Stock held in any voting trust, any employee stock ownership plan or any similar plan or trust, if such person does not possess the right to vote, to direct the voting of or to be consulted with respect to the voting of such shares.

                   (g)     The term "Capital Stock" shall mean
all capital stock of the Corporation authorized to be issued from time to time under this Certificate.

                   (h)     The term "person" shall mean any
individual, firm, corporation, partnership or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

                   (i)     The term "Subsidiary" means any
company of which a majority of any class of equity security is beneficially owned by the Corporation.

           (8) The Board of Directors shall have the power to determine for the purposes of this Article TENTH on the basis of information known to them after reasonable inquiry all questions arising under this Article TENTH including, without limitation, (a) whether a person is a Disqualified Holder, an Unqualified Stockholder or a Disqualified Stockholder, (b)


<PAGE 33>

whether a Disqualified Holder has disposed of his Securities
Beneficially Owned by any person and (c) whether a person is an Affiliate or Associate of another. Any such determination shall be binding and conclusive on all parties.

           (9) The Corporation shall cause to be placed in every indenture or other operative instrument of Publicly-traded Securities (other than Capital Stock) of the Corporation entered into after December 30, 1993 a provision requiring that any holder of such securities who is found to be a Disqualified Holder shall have his interest therein redeemed or shall dispose of such interest in the Corporation in the manner set forth in the indenture or other operative instrument.

          (10) Nothing contained in this Article TENTH shall be construed (a) to relieve any Unqualified Stockholder, Disqualified Stockholder or Disqualified Holder from any fiduciary obligation imposed by law, (b) to prohibit or affect any contractual arrangements which the Corporation may make from time to time with any holder of Securities to purchase all or any part of shares of Capital Stock or other Securities held by them, or (c) to be in derogation of any action, past or future, which has been or may be taken by the Board of Directors or any holder of Securities with respect to the subject matter of this Article TENTH.

          (11)     The Corporation will be entitled to
injunctive relief in any court of competent jurisdiction to enforce the provisions of this Article TENTH and each holder of the Publicly-traded Securities of the Corporation will be deemed to have acknowledged by acquiring or retaining such securities that failure to comply with this Article TENTH will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Article TENTH."

   III.     Attached to this Restated Certificate of
Incorporation are Certificates of Designation of Series A
Preferred Stock, Series C Cumulative Preferred Stock, Series D
Cumulative Preferred Stock and Series E Preferred Stock as
Exhibits A, B, C and D hereto, respectively.



<PAGE 34>

    IV. The foregoing Restated Certificate of Incorporation has been duly adopted by written consent of the holders of an aggregate of 5,923,454 shares of Common Stock and all 55,982.61 shares of the Series A Preferred Stock or, collectively, approximately 52.6% of the total voting power of the Corporation's voting securities, in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. The Certificates of Designation of Series A Preferred Stock, Series C Cumulative Preferred Stock, Series D Cumulative Preferred Stock and Series E Preferred Stock have each been duly adopted by written consent of the holders of all shares of each respective series of preferred stock. Written notice of the adoption of this Restated Certificate of Incorporation has been given to every stockholder entitled to such notice as provided by Section 228 of the General Corporation Law of the State of Delaware. The undersigned, being the President and the Secretary as named above, does make this certificate and declare and certify that this is his act and deed, and that the facts stated herein are true, and accordingly has set his hand hereunto this _____ day of _____, 2000.


__________________________
J. Douglas Wellington
President, Chief Executive Officer and Secretary


<PAGE 35>

Exhibit A


                  CERTIFICATE OF DESIGNATION,
                POWERS, PREFERENCES AND RIGHTS
                               OF
                   SERIES A PREFERRED STOCK
                               OF
             AMERICAN GAMING & ENTERTAINMENT, LTD.

AMERICAN GAMING & ENTERTAINMENT, LTD., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Sections 141 and 151 of the General Corporation Law of the State of Delaware, said Board of Directors, at meetings duly called and held on April 22, 1992, adopted, and on November 5, 1992 and November 19, 1999, amended, a resolution providing for the issuance of one series of the Corporation's Preferred Stock, $0.01 par value, to be designated "Series A Preferred Stock", and fixing the designation, powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, which resolution, as amended, is as follows:

RESOLVED, that pursuant and subject to the provisions of Article FOURTH of the Certificate of Incorporation, as amended, of the Corporation, there is hereby established a series of Preferred Stock to which the following provisions shall be applicable:

(a)  Designation.  The series shall be designated as "Series A
Preferred Stock" (hereinafter "this Series A Preferred Stock").

(b) Number. The number of shares of Series A Preferred Stock authorized to be issued is 55,982.61.

(c) Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):


<PAGE 36>

     (i)     Right to Convert.  At any time:

            (A) each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, into twenty-five (25) (the "Conversion Factor") fully paid and nonassessable shares of the Corporation's Common Stock ("Common
Stock"); and

            (B) each share of Series A Preferred Stock shall be automatically converted into that number of fully paid and nonassessable shares of Common Stock equal to the Conversion Factor if the holders of two-thirds of the Series A Preferred Stock vote to convert all Series A Preferred Stock into Common Stock.

    (ii) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional share to which a holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the fair market value of the Common Stock as determined by the Board. Before any holder of Series A Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the corporation at such office that he elects to convert the same. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into a fractional share of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.



<PAGE 37>

   (iii) Adjustments for Stock Dividends, Subdivisions, Combinations, or Consolidations. In the event the Corporation shall pay a stock dividend on the Common Stock, or the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Conversion Factor in effect immediately prior to such subdivision, combination or consolidation shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

    (iv) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Factor for Series A Preferred Stock pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of preferred stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth
(i) such adjustments and readjustments, (ii) the Conversion Factor for such Series A Preferred Stock at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Series A Preferred Stock.

     (v) Notices of Record Date. In the event that this Corporation shall propose at any time:

            (A) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

            (B) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

            (C)     to effect any reclassification or
recapitalization of its shares of Common Stock outstanding involving a change in the shares of Common Stock; or


<PAGE 38>

            (D) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

then, in connection with each such event, this Corporation shall send to the holders of the Series A Preferred Stock:

                   (1)     at least 20 days' prior written
notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (C) and (D) above; and

                   (2)     in the case of the matters referred
to in (C) and (D) above, at least 20 days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Series A Preferred
Stock at the address for each such holder as shown on the books of the Corporation.

(d)  Voting Rights.

           (i) Voting Other than for Directors. Except as otherwise required by law and except with respect to the election of directors, the holders of Series A Preferred Stock and the holders of Common Stock shall be entitled to notice of any shareholders' meeting and to vote as a single class upon any matter submitted to the shareholders for a vote, as follows:

                   (A)     the holders of Series A Preferred
Stock shall have one vote for each full share of Common Stock into which their respective shares of Series A Preferred Stock would be convertible on the record date for the vote; and

                   (B)     the holders of Common Stock shall
have one vote per share of Common Stock.


<PAGE 39>

           (ii) Voting for Directors. The holders of Series A Preferred Stock, voting together as a single class, shall elect one director. In the election of the director to be elected by holders of the Series A Preferred Stock, each share of Series A Preferred Stock shall be entitled to one vote. For so long as the aforesaid class voting is in effect, any vacancy in the Board occurring because of the death, resignation or removal of a director elected by the holders of Series A Preferred Stock voting as a class, shall be filled by the vote or written consent of the holders of a majority of Series A Preferred Stock or, in absence of action by such holders, by action of the remaining director, if any, elected by the holders of Series A Preferred Stock. A director elected by the holders of the Series A Preferred Stock, as aforesaid, may be removed from the Board with or without cause by the vote or consent of the holders of a majority of the issued and outstanding Series A Preferred Stock.

(e) Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section
(c) hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation, and the Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

(f) Designation of Further Series A Preferred Stock. For so long as any shares of the Series A Preferred Stock remain outstanding, the Company shall not designate or issue any shares of said Series A Preferred Stock in excess of 55,982.61 shares without first obtaining the written consent of the holders of a majority of the shares of said Series A Preferred Stock then outstanding.

(g) Dividends on Common Stock. If, as of the record date for any dividend hereafter paid on Common Stock by the Corporation, there are outstanding any shares of the Series A Preferred Stock, the Corporation shall promptly pay to the holder of each such outstanding share of Series A Preferred Stock a dividend equal to the total amount of said dividends which would have been payable with respect to the number of shares of Common Stock into which such share of Series A Preferred Stock could have been converted as of said record date.


<PAGE 40>

                            Exhibit B


                   CERTIFICATE OF DESIGNATION,
                 POWERS, PREFERENCES AND RIGHTS
                               OF
                       SERIES C CUMULATIVE
                         PREFERRED STOCK
                               OF
               AMERICAN GAMING & ENTERTAINMENT, LTD.


AMERICAN GAMING & ENTERTAINMENT, LTD., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Sections 141 and 151 of the General Corporation Law of the State of Delaware, said Board of Directors, at meetings duly called and held on March 23, 1994 and November 19, 1999, adopted and amended, respectively, a resolution providing for the issuance of one series of the Corporation's Preferred Stock, $0.01 par value, to be designated "Series C Cumulative Preferred Stock", and fixing the designation, powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, which resolution, as amended, is as follows:

RESOLVED, that pursuant and subject to the provisions of Article FOURTH of the Certificate of Incorporation, as amended, of the Corporation, there is hereby established a series of Preferred Stock to which the following provisions shall be applicable:

(a)  Designation.  The series shall be designated as "Series C
Cumulative Preferred Stock" (hereinafter "this Series C
Preferred Stock").

(b) Number. The number of shares of Series C Preferred Stock authorized to be issued is 4,000.


<PAGE 41>

(c) Dividends. If, as of the record date for any dividend hereafter paid on the Corporation's Common Stock ("Common Stock") by the Corporation, there are outstanding any shares of the Series C Preferred Stock, the Corporation shall promptly pay to the holder of each such outstanding share of Series C Preferred Stock a dividend equal to the total amount of said dividends which would have been payable with respect to the number of shares of Common Stock into which such share of Series C Preferred Stock could have been converted as of said record date.

So long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not declare, pay or set apart for payment any dividend on, make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of any, or make any distribution in respect of, the Common Stock, the Corporation's Series A Preferred Stock (the "Series A") or the Junior Stock (as defined below), other than the Corporation's Series E Preferred Stock (the "Series E"), or any warrants, rights, calls or options exercisable for, or convertible into, any Common Stock, Series A or Junior Stock other than the Series E either directly or indirectly, and whether in cash, obligations or shares of the Corporation, or other property (other than distributions or dividends in Common Stock, Series A or Junior Stock and/or warrants to purchase Common Stock, Series A or Junior Stock to the holders of Common Stock, Series A or Junior Stock and/or holders of warrants, rights, calls or options exercisable for, or convertible into, any Common Stock, Series A or Junior Stock), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Common Stock, Series A or Junior Stock, other than the Series E, or any warrants, rights, calls or options exercisable for or convertible into any of the Common Stock, Series A or Junior Stock, other than the Series E, unless in any such instance the holders of Series C Preferred Stock shall be entitled to participate in such dividend, purchase, redemption, retirement or distribution on the same basis as if such Series C Preferred Stock had been converted into the number of shares of Common Stock into which such shares of Series C Preferred Stock could have been converted as of said record date.


<PAGE 42>

The Series C Preferred Stock shall rank junior as to dividends to any class or series of stock of the Corporation which are by their terms expressly made senior as to dividends to the Series C Preferred Stock in accordance with Section (e)(iii)(C) of this Certificate. The Series C Preferred Stock shall rank equally as to dividends with all shares of the Common Stock, Series A and the Corporation's Series D Cumulative Preferred Stock ("Series D") and any other class or series of stock of the Corporation which are expressly made equal as to dividends to the Series C Preferred Stock in accordance with Section (e)(iii)(C) of this Certificate. Notwithstanding the foregoing, nothing contained in the Certificate of Incorporation of the Corporation shall prohibit the Corporation from redeeming shares of Series C Preferred Stock, Series D and/or Series E while there are accrued and unpaid dividends on shares of Series C Preferred Stock and/or Series D. The Series C Preferred Stock shall rank senior as to dividends to the Series E and any other class or series of stock of the Corporation which are not by their terms expressly made senior or equal as to dividends to the Series C Preferred Stock (collectively, the "Junior Stock") in accordance with Section (e)(iii)(C) of this Certificate.

(d) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary ("Liquidation"), the holder of each share of Series C Preferred Stock shall be entitled to receive out of assets of the Corporation before any distribution is made to, or set apart for, the holders of any shares of Common Stock, Series A or of any class or series of stock of the Corporation ranking junior to the Series C Preferred Stock in respect of distribution of assets upon Liquidation, a liquidating distribution in the amount of $1,000 per share together with any accrued but unpaid dividends thereon to the date of distribution. After payment to holders of Series C Preferred Stock of the full preferential amount as aforesaid, holders of Series C Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

If upon any Liquidation of the Corporation the assets of the Corporation or proceeds thereof distributable among the holders of shares of the Series C Preferred Stock and of any class or series of stock ranking equally with the Series C Preferred


<PAGE 43>

Stock as to distribution of assets upon Liquidation shall be insufficient to pay in full the preferential amounts payable to such holders, then such assets or the proceeds thereof shall be distributed among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

The Series C Preferred Stock shall rank junior as to distribution of assets upon Liquidation to any class or series of stock of the Corporation which are by their terms expressly made senior as to distribution of assets upon Liquidation to the Series C Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate. The Series C Preferred Stock shall rank equally as to distribution of assets upon Liquidation with all shares of Series D and Series E and any other class or series of stock of the Corporation which are expressly made equal as to distribution of assets upon Liquidation to the Series C Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate. The Series C Preferred Stock shall rank senior as to distribution of assets upon Liquidation to the Corporation's Common Stock and the Series A and any other class or series of stock of the Corporation which are not by their terms expressly made senior or equal as to distribution of assets upon Liquidation to the Series C Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate.

A consolidation or merger or share exchange of the Corporation with or into one or more corporations, or a sale, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation shall not be deemed to be a Liquidation.

(e)  Voting Rights.

     (i) Except as otherwise required by law, the Corporation's Certificate of Incorporation, by contractual arrangement or as hereinafter provided in this Section (e), the holder(s) of Series C Preferred Stock shall not, by reason of holding Series C Preferred Stock, have any voting rights as stockholders of the Corporation including, without limitation, any right to notice of or to be represented at any shareholders' meetings or to vote upon the election of directors or upon any other matter.


<PAGE 44>

    (ii) So long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series C Preferred Stock voting separately as a class, change by amendment to the Corporation1s Certificate of Incorporation or otherwise, the terms or provisions of the Series C Preferred Stock so as to adversely affect the powers, special rights and preferences of the holders thereof.

   (iii) So long as shares of Series C Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of at least a majority of the outstanding shares of Series C Preferred Stock voting separately as a class, (A) merge with or into another corporation unless (1) the Corporation is the surviving or successor corporation or the entity formed by such consolidation or merger is organized in the United States or any state, municipality or other governmental division thereof, (2) the terms of the Series C Preferred Stock are not changed in any manner which is materially adverse to the holders thereof and (3) the powers, special rights and preferences of any securities into which the Series C Preferred Stock is converted in such transaction are substantially the same as the powers, special rights and preferences of the Series C Preferred Stock, (B) issue any class or series of stock of the Corporation ranking senior to or equally with the Series C Preferred Stock as to distribution of assets upon Liquidation other than 4,000 shares of Series D, and 4,000 shares of Series E or (C) issue any class or series of stock of the Corporation ranking senior to or equally with the Series C Preferred Stock as to dividends other than 4,000 shares of Series D. No vote or consent of the holders of the Series C Preferred Stock shall be required in respect of any transaction enumerated in this paragraph if at or prior to the time any such transaction is to take effect, provision is made for the redemption or other retirement of the Series C Preferred Stock at the time outstanding, the consent of which would otherwise be required and such redemption or retirement is made in accordance herewith.

(f) Optional Redemption. At the option of the Corporation, by vote of the Board of Directors, the Series C Preferred Stock may be redeemed in whole or in part at any time and from time to


<PAGE 45>

time, at the prices per share set forth below (the "Base Redemption Prices"), plus an amount equal to any cash dividends that have accumulated but have not been paid to the date fixed for redemption (the applicable Base Redemption Price plus the accumulated and unpaid dividends are hereinafter referred to as the "Redemption Price"):

If redeemed during the following periods the Base Redemption
Prices shall be as follows:

October 1, 1999 - December 31, 1999, $1,498.86

Thereafter, the Base Redemption Price will increase $29.17 as of the first day of each successive calendar quarter.

In the event that fewer than all of the outstanding shares of Series C Preferred Stock are to be redeemed at any one time, the shares so to be redeemed shall be selected by lot or pro rata as determined by the Corporation. The Corporation shall cause a notice to be mailed, first class postage prepaid, at least 13 days, but not more than 90 days, prior to the date fixed for redemption, to each holder of record of shares of Series C Preferred Stock. Such notice shall be mailed to such record holders at their respective addresses as they shall appear upon the books of the Corporation and shall set forth the date of such redemption and the place for surrender of certificates for shares to be redeemed.

If such notice of redemption shall have been duly given and if on or before the redemption date specified in such notice there shall have been deposited with a bank or trust company, having capital, surplus and undivided profits of at least $50,000,000, in trust for the account of the holders of the shares so called for redemption, funds in an amount equal to the Redemption Price applicable to the shares to be redeemed at the date fixed for such redemption, together with irrevocable instruments and authority to such bank or trust company to redeem such shares on or after the date of such deposit upon surrender of the certificates therefor, then upon the making of such deposit in trust the shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding. All rights with respect to such shares shall forthwith terminate


<PAGE 46>

except only (i) the rights, if any, under Section (g)(iii) of this Certificate, and (ii) the right to receive forthwith from and after the date of such deposit the Redemption Price, without interest.

If such notice of redemption shall have been duly given and if no such deposit shall have been made, then upon the date fixed for redemption, unless default shall be made in providing funds at the time and place specified for the payment of the Redemption Price, the shares so called for redemption shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith terminate, except only the right to receive the Redemption Price, without interest.

Any interest accrued on funds so deposited in trust shall belong to the Corporation and be paid to it from time to time. All funds deposited in accordance with this Section (f) which shall remain unclaimed by the holders of shares called for redemption at the end of one year after the redemption date shall be returned by such bank or trust company to the Corporation, after which the holders of such shares shall look only to the Corporation for the payment of such unclaimed amounts, without interest.

In case fewer than all of the shares represented by any certificate are redeemed, a new certificate representing the unredeemed shares shall be issued to the surrendering holder at the expense of the Corporation.

(g) Conversion. Holders of Series C Preferred Stock shall have the right to convert their shares at any time subject to the following:

     (i) each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, into that number of fully paid and non-assessable shares of Common Stock equal to (1) the then applicable Redemption Price for such shares of Series C Preferred Stock divided by (2) 0.75 multiplied by the Average Market Price (as defined below) on the Date of Conversion (as defined below).



<PAGE 47>

    (ii) on the first business day following the date that at least 3,000 shares of Series C Preferred Stock have been converted into Common Stock, each then outstanding share of Series C Preferred Stock shall be automatically converted into that number of fully paid and non-assessable shares of Common Stock equal to (1) the then applicable Redemption Price for such shares of Series C Preferred Stock divided by (2) 0.75 multiplied by the Average Market Price on the Date of Conversion.

   (iii) Notwithstanding anything to the contrary contained herein, if any shares of Series C Preferred Stock shall be called for redemption, the right of conversion as to the shares called for redemption shall expire at the close of business on the third business day preceding the date fixed for redemption thereof unless default shall be made in payment of the Redemption Price with respect to such shares, notwithstanding any earlier deposit by the Corporation of funds reserved for such redemption.

    (iv) Upon any conversion of shares of Series C Preferred Stock, the holders thereof shall not be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares surrendered for conversion or the shares of Common Stock issued on conversion thereof; provided, however, that such holders shall be entitled to receive any dividends on such shares of Series C Preferred Stock paid or declared prior to such conversion if such holder held such shares on the record date for the payment of such dividend.

     (v) Each holder of shares of Series C Preferred Stock desiring to exercise his right of conversion shall deliver written notice of his election to convert, stating the names and addresses of the persons to whom the Common Stock is to be issued, and the number (in whole shares) of shares to be converted, and shall surrender the certificate or certificates for such shares, duly endorsed or accompanied by proper instruments of transfer (unless such endorsement or instruments be waived by the Corporation) to the Corporation during usual business hours at the office of the Transfer Agent of the Corporation for the transfer of its Common Stock in New York, New York (or such other place as may be designated by the Corporation upon written notice to all holders of Series C Preferred Stock). Upon receipt by the Corporation of any such


<PAGE 48>

notice of election to convert shares of Series C Preferred Stock, and upon surrender of the certificate or certificates therefor, the Corporation shall execute and deliver, as soon as practicable, to the converting holder, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock resulting from such conversion, together with any cash adjustment in lieu of fractional shares as hereinafter provided. For all purposes except the right to receive dividends, as provided in the foregoing paragraph, the rights of a converting holder, as such, shall cease, and the person or persons in whose name or names the certificate or certificates for Common Stock issuable upon such conversion are to be issued shall be deemed to have become the record holder or holders of such Common Stock at the close of business on the day (the "Date of Conversion") on which delivery of such notice or the surrender of the certificate or certificates for such shares (whichever shall later occur) shall be made.

    (vi) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares, the Corporation may, in lieu of delivering the fractional share therefor, make a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price (as defined below) of one share of the Common Stock of the Corporation on the last business day before the Date of Conversion. The "Current Market Price" on any given day shall be (i) if the Common Stock of the Corporation is listed or admitted to unlisted trading privileges on a National Securities Exchange (defined as any exchange registered with the Securities and Exchange Commission as a "national securities exchange" under the Securities Exchange Act of 1934), the last sales price of the shares of Common Stock of the Corporation on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock of the Corporation shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there are no sales on such Exchange) on such day, (ii) if the Common Stock of the Corporation is included in the National


<PAGE 49>

Market System ("NMS") of The NASDAQ Stock Market or on NASDAQ, the last sales price of the shares of Common Stock of the Corporation in the NMS of The NASDAQ Stock Market or on NASDAQ, as the case may be (or the quoted closing bid if there be no sales on the NMS or on NASDAQ) on such day, or (iii) if the Common Stock of the Corporation is not so listed, admitted or included, the mean between the high and low bid prices of the shares of Common Stock of the Corporation in the over-the-counter market on such day as reported by National Quotation Bureau Incorporated, or similar organization designated by the Corporation, or if not so available in any such manner, as shall be determined by the Corporation, which determination shall be conclusive.

   (vii) The "Average Market Price" at any date shall be deemed to be the average of the Current Market Prices for the 10 consecutive business days prior to such date; provided, however, that if the record date or payment date for a stock split or stock combination occurs during such 10 day period, the Average Market Price for the business days prior to such record date or payment date shall be appropriately adjusted.

  (viii) In case the Corporation shall (i) effect any capital reorganization or reclassification of its Common Stock (except a change in par value, or from par value to no par value or from no par value to par value or as a result of a subdivision, combination or stock dividend), or (ii) consolidate or merge with or into any other corporation (other than a merger in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such merger is to remain outstanding immediately after such merger), lawful provision shall be made as part of the terms of such transaction whereby the holders of shares of Series C Preferred Stock shall, if entitled to convert such shares at any time after the consummation of such transaction, receive upon conversion thereof in lieu of each share of Common Stock issuable upon conversion of such shares prior to such consummation the same kind and amount of stock (or other securities, cash or property, if any) as may be issuable or distributable in connection with such transaction with respect to each outstanding share of Common Stock, subject to appropriate adjustments for subsequent stock splits, stock combinations, reclassifications, capital reorganizations, consolidations or mergers.

(h) Other Rights. The holders of the Series C Preferred Stock shall not have any other preferences or special rights.


<PAGE 50>

                           Exhibit C


                  CERTIFICATE OF DESIGNATION,
                POWERS, PREFERENCES AND RIGHTS
                              OF
                     SERIES D CUMULATIVE
                       PREFERRED STOCK
                              OF
             AMERICAN GAMING & ENTERTAINMENT, LTD.



AMERICAN GAMING & ENTERTAINMENT, LTD., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Sections 141 and 151 of the General Corporation Law of the State of Delaware, said Board of Directors, at meetings duly called and held on March 23, 1994 and November 19, 1999, adopted and amended, respectively, a resolution providing for the issuance of one series of the Corporation's Preferred Stock, $0.01 par value, to be designated "Series D Cumulative Preferred Stock", and fixing the designation, powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, which resolution, as amended, is as follows:

RESOLVED, that pursuant and subject to the provisions of Article FOURTH of the Certificate of Incorporation, as amended, of the Corporation, there is hereby established a series of Preferred Stock to which the following provisions shall be applicable:

(a)  Designation.  The series shall be designated as "Series D
Cumulative Preferred Stock" (hereinafter "this Series D
Preferred Stock").

(b) Number. The number of shares of Series D Preferred Stock authorized to be issued is 4,000.


<PAGE 51>

(c) Dividends. If, as of the record date for any dividend hereafter paid on the Corporation's Common Stock ("Common Stock") by the Corporation, there are outstanding any shares of the Series D Preferred Stock, the Corporation shall promptly pay to the holder of each such outstanding share of Series D Preferred Stock a dividend equal to the total amount of said dividends which would have been payable with respect to the number of shares of Common Stock into which such share of Series D Preferred Stock could have been converted as of said record date.

So long as any shares of Series D Preferred Stock are outstanding, the Corporation shall not declare, pay or set apart for payment any dividend on, make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of any, or make any distribution in respect of, the Common Stock, the Corporation's Series A Preferred Stock (the "Series A") or the Junior Stock (as defined below), other than the Corporation's Series E Preferred Stock (the "Series E"), or any warrants, rights, calls or options exercisable for, or convertible into, any Common Stock, Series A or Junior Stock other than the Series E either directly or indirectly, and whether in cash, obligations or shares of the Corporation, or other property (other than distributions or dividends in Common Stock, Series A or Junior Stock and/or warrants to purchase Common Stock, Series A or Junior Stock to the holders of Common Stock, Series A or Junior Stock and/or holders of warrants, rights, calls or options exercisable for, or convertible into, any Common Stock, Series A or Junior Stock), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Common Stock, Series A or Junior Stock, other than the Series E, or any warrants, rights, calls or options exercisable for or convertible into any of the Common Stock, Series A or Junior Stock, other than the Series E, unless in any such instance the holders of Series D Preferred Stock shall be entitled to participate in such dividend, purchase, redemption, retirement or distribution on the same basis as if such Series D Preferred Stock had been converted into the number of shares of Common Stock into which such shares of Series D Preferred Stock could have been converted as of said record date.


<PAGE 52>

The Series D Preferred Stock shall rank junior as to dividends to any class or series of stock of the Corporation which are by their terms expressly made senior as to dividends to the Series D Preferred Stock in accordance with Section (e)(iii)(C) of this certificate. The Series D Preferred Stock shall rank equally as to dividends with all shares of the Common Stock, the Series A and the Corporation's Series C Cumulative Preferred Stock ("Series C") and any other class or series of stock of the Corporation which are expressly made equal as to dividends to the Series D Preferred Stock in accordance with Section
(e)(iii)(C) of this Certificate. Notwithstanding the foregoing, nothing contained in the certificate of Incorporation of the Corporation shall prohibit the Corporation from redeeming shares of Series C, Series D Preferred Stock and/or Series E while there are accrued and unpaid dividends on shares of Series C and/or Series D Preferred Stock. The Series D Preferred Stock shall rank senior as to dividends to the Series E and any other class or series of stock of the Corporation which are not by their terms expressly made senior or equal as to dividends to the Series D Preferred Stock (collectively, the "Junior Stock") in accordance with Section (e)(iii)(C) of this Certificate.

(d) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary ("Liquidation"), the holder of each share of Series D Preferred Stock shall be entitled to receive out of assets of the Corporation before any distribution is made to, or set apart for, the holders of any shares of Common Stock, Series A or of any class or series of stock of the Corporation ranking junior to the Series D Preferred Stock in respect of distribution of assets upon Liquidation, a liquidating distribution in the amount of $1,000 per share together with any accrued but unpaid dividends thereon to the date of distribution. After payment to holders of Series D Preferred Stock of the full preferential amount as aforesaid, holders of Series D Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

If upon any Liquidation of the Corporation the assets of the Corporation or proceeds thereof distributable among the holders of shares of the Series D Preferred Stock and of any class or series of stock ranking equally with the Series D Preferred Stock as to distribution of assets upon Liquidation shall be


<PAGE 53>

insufficient to pay in full the preferential amounts payable to such holders, then such assets or the proceeds thereof shall be distributed among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

The Series D Preferred Stock shall rank junior as to distribution of assets upon Liquidation to any class or series of stock of the Corporation which are by their terms expressly made senior as to distribution of assets upon Liquidation to the Series D Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate. The Series D Preferred stock shall rank equally as to distribution of assets upon Liquidation with all shares of Series C and Series E and any other class or series of stock of the Corporation which are expressly made equal as to distribution of assets upon Liquidation to the Series D Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate. The Series D Preferred Stock shall rank senior as to distribution of assets upon Liquidation to the Corporation's Common Stock and the Series A and any other class or series of stock of the Corporation which are not by their terms expressly made senior or equal as to distribution of assets upon Liquidation to the Series D Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate.

A consolidation or merger or share exchange of the Corporation with or into one or more corporations, or a sale, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation shall not be deemed to be a Liquidation.

(e)  Voting Rights.

     (i) Except as otherwise required by law, the Corporation's Certificate of Incorporation, by contractual arrangement or as hereinafter provided in this Section (e), the holder(s) of Series D Preferred Stock shall not, by reason of holding Series D Preferred Stock, have any voting rights as stockholders of the Corporation including, without limitation, any right to notice of or to be represented at any shareholders' meetings or to vote upon the election of directors or upon any other matter.



<PAGE 54>

    (ii) So long as any shares of Series D Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series D Preferred Stock voting separately as a class, change by amendment to the Corporation's Certificate of Incorporation or otherwise, the terms or provisions of the Series D Preferred Stock so as to adversely affect the powers, special rights and preferences of the holders thereof.

   (iii) So long as shares of Series D Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of at least a majority of the outstanding shares of Series D Preferred Stock voting separately as a class, (A) merge with or into another corporation unless (1) the Corporation is the surviving or successor corporation or the entity formed by such consolidation or merger is organized in the United States or any state, municipality or other governmental division thereof, (2) the terms of the Series D Preferred Stock are not changed in any manner which is materially adverse to the holders thereof and (3) the powers, special rights and preferences of any securities into which the Series D Preferred Stock is converted in such transaction are substantially the same as the powers, special rights and preferences of the Series D Preferred Stock, (B) issue any class or series of stock of the Corporation ranking senior to or equally with the Series D Preferred Stock as to distribution of assets upon Liquidation other than 4,000 shares of Series C, and 4,000 shares of Series E or (C) issue any class or series of stock of the Corporation ranking senior to or equally with the Series D Preferred Stock as to dividends other than 4,000 shares of Series C. No vote or consent of the holders of the Series D Preferred Stock shall be required in respect of any transaction enumerated in this paragraph if at or prior to the time any such transaction is to take effect, provision is made for the redemption or other retirement of the series D Preferred Stock at the time outstanding, the consent of which would otherwise be required and such redemption or retirement is made in accordance herewith.

(f) Optional Redemption. At the option of the Corporation, by vote of the Board of Directors, the Series D Preferred Stock may be redeemed in whole or in part at any time and from time to time, at the prices per share set forth below (the "Base


<PAGE 55>

Redemption Prices"), plus an amount equal to any cash dividends that have accumulated but have not been paid to the date fixed for redemption (the applicable Base Redemption Price plus the accumulated and unpaid dividends are hereinafter referred to as the "Redemption Price"):

If redeemed during the following periods the Base Redemption
Prices shall be as follows:

October 1, 1999 - December 31, 1999, $1,444.67

Thereafter, the Base Redemption Price will increase $29.17 as of the first day of each successive calendar quarter.

In the event that fewer than all of the outstanding shares of Series D Preferred Stock are to be redeemed at any one time, the shares so to be redeemed shall be selected by lot or pro rata as determined by the Corporation. The Corporation shall cause a notice to be mailed, first class postage prepaid, at least 13 days, but not more than 90 days, prior to the date fixed for redemption, to each holder of record of shares of Series D Preferred Stock. Such notice shall be mailed to such record holders at their respective addresses as they shall appear upon the books of the Corporation and shall set forth the date of such redemption and the place for surrender of certificates for shares to be redeemed.

If such notice of redemption shall have been duly given and if on or before the redemption date specified in such notice there shall have been deposited with a bank or trust company, having capital, surplus and undivided profits of at least $50,000,000, in trust for the account of the holders of the shares so called for redemption, funds in an amount equal to the Redemption Price applicable to the shares to be redeemed at the date fixed for such redemption, together with irrevocable instruments and authority to such bank or trust company to redeem such shares on or after the date of such deposit upon surrender of the certificates therefor, then upon the making of such deposit in trust the shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding. All rights with respect to such shares shall forthwith terminate except only (1) the rights, if any, under Section (g)(iii) of this Certificate and (ii) the right to receive forthwith from


<PAGE 56>

and after the date of such deposit the Redemption Price, without interest.

If such notice of redemption shall have been duly given and if no such deposit shall have been made, then upon the date fixed for redemption, unless default shall be made in providing funds at the time and place specified for the payment of the Redemption Price, the shares so called for redemption shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith terminate, except only the right to receive the Redemption Price, without interest.

Any interest accrued on funds so deposited in trust shall belong to the Corporation and be paid to it from time to time. All funds deposited in accordance with this Section (f) which shall remain unclaimed by the holders of shares called for redemption at the end of one year after the redemption date shall be returned by such bank or trust company to the Corporation, after which the holders of such shares shall look only to the Corporation for the payment of such unclaimed amounts, without interest.

In case fewer than all of the shares represented by any certificate are redeemed, a new certificate representing the unredeemed shares shall be issued to the surrendering holder at the expense of the Corporation.

(g) Conversion. Holders of Series D Preferred Stock shall have the right to convert their shares at any time subject to the following:

     (i) each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, into that number of fully paid and non-assessable shares of Common Stock equal to (1) the then applicable Redemption Price for such shares of Series D Preferred Stock divided by (2) 0.75 multiplied by the Average Market Price (as defined below) on the Date of Conversion (as defined below).

    (ii) on the first business day following the date that at least 3,000 shares of Series D Preferred Stock have been converted into Common Stock, each then outstanding share of


<PAGE 57>

Series D Preferred Stock shall be automatically converted into that number of fully paid and non-assessable shares of Common
Stock equal to (1) the then applicable Redemption Price for such shares of Series D Preferred Stock divided by (2) 0.75 multiplied by the Average Market Price on the Date of Conversion.

   (iii) Notwithstanding anything to the contrary contained herein, if any shares of Series D Preferred Stock shall be called for redemption, the right of conversion as to the shares called for redemption shall expire at the close of business on the third business day preceding the date fixed for redemption thereof unless default shall be made in payment of the Redemption Price with respect to such shares, notwithstanding any earlier deposit by the Corporation of funds reserved for such redemption.

    (iv) Upon any conversion of shares of Series D Preferred Stock, the holders thereof shall not be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares surrendered for conversion or the shares of Common Stock issued on conversion thereof; provided, however, that such holders shall be entitled to receive any dividends on such shares of Series D Preferred Stock paid or declared prior to such conversion if such holder held such shares on the record date for the payment of such dividend.

     (v) Each holder of shares of Series D Preferred Stock desiring to exercise his right of conversion shall deliver written notice of his election to convert, stating the names and addresses of the persons to whom the Common Stock is to be issued, and the number (in whole shares) of shares to be converted, and shall surrender the certificate or certificates for such shares, duly endorsed or accompanied by proper instruments of transfer (unless such endorsement or instruments be waived by the Corporation) to the corporation during usual business hours at the office of the Transfer Agent of the Corporation for the transfer of its Common Stock in New York, New York (or such other place as may be designated by the Corporation upon written notice to all holders of Series D
Preferred Stock).   Upon receipt by the Corporation of any such
notice of election to convert shares of Series D Preferred Stock, and upon surrender of the certificate or certificates therefor, the Corporation shall execute and deliver, as soon as


<PAGE 58>

practicable, to the converting holder, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock resulting from such conversion, together with any cash adjustment in lieu of fractional shares as hereinafter provided. For all purposes except the right to receive dividends, as provided in the foregoing paragraph, the rights of a converting holder, as such, shall cease, and the person or persons in whose name or names the certificate or certificates for Common Stock issuable upon such conversion are to be issued shall be deemed to have become the record holder or holders of such Common Stock at the close of business on the day (the "Date of Conversion") on which delivery of such notice or the surrender of the certificate or certificates for such shares (whichever shall later occur) shall be made.

    (vi) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Series D Preferred Stock. If more than one share of Series D Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares, the Corporation may, in lieu of delivering the fractional share therefor, make a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price (as defined below) of one share of the Common Stock of the Corporation on the last business day before the Date of Conversion. The "Current Market Price" on any given day shall be (i) if the Common Stock of the Corporation is listed or admitted to unlisted trading privileges on a National Securities Exchange (defined as any exchange registered with the Securities and Exchange Commission as a "national securities exchange" under the Securities Exchange Act of 1934), the last sales price of the shares of Common Stock of the Corporation on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock of the Corporation shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there are no sales on such Exchange) on such day, (ii) if the Common Stock of the Corporation is included in the National Market System ("NMS") of The NASDAQ Stock Market or on NASDAQ, the last sales price of the shares of Common Stock of the Corporation in the NMS of The NASDAQ Stock Market or on NASDAQ,


<PAGE 59>

as the case may be (or the quoted closing bid if there be no sales on the NMS or on NASDAQ) on such day, or (iii) if the Common Stock or the Corporation is not so listed, admitted or included, the mean between the high and low bid prices of the shares of Common Stock of the Corporation in the over-the-counter market on such day as reported by National Quotation Bureau Incorporated, or similar organization designated by the Corporation, or if not so available in any such manner, as shall be determined by the Corporation, which determination shall be conclusive.

   (vii) The "Average Market Price" at any date shall be deemed to be the average of the Current Market Prices for the 10 consecutive business days prior to such date; provided, however, that if the record date or payment date for a stock split or stock combination occurs during such 10 day period, the Average Market Price for the business days prior to such record date or payment date shall be appropriately adjusted.

  (viii) In case the corporation shall (i) effect any capital reorganization or reclassification of its Common Stock (except a change in par value, or from par value to no par value or from no par value to par value or as a result of a subdivision, combination or stock dividend), or (ii) consolidate or merge with or into any other corporation (other than a merger in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such merger is to remain outstanding immediately after such merger), lawful provision shall be made as part of the terms of such transaction whereby the holders of shares of Series D Preferred Stock shall, if entitled to convert such shares at any time after the consummation of such transaction, receive upon conversion thereof in lieu of each share of Common Stock issuable upon conversion of such shares prior to such consummation the same kind and amount of stock (or other securities, cash or property, if any) as may be issuable or distributable in connection with such transaction with respect to each outstanding share of Common Stock, subject to appropriate adjustments for subsequent stock splits, stock combinations, reclassifications, capital reorganizations, consolidations or mergers.

(h) Other Rights. The holders of the Series D Preferred Stock shall not have any other preferences or special rights.


<PAGE 60>

                           Exhibit D


                  CERTIFICATE OF DESIGNATION,
                POWERS, PREFERENCES AND RIGHTS
                              OF
                           SERIES E
                        PREFERRED STOCK
                              OF
              AMERICAN GAMING & ENTERTAINMENT, LTD.



AMERICAN GAMING & ENTERTAINMENT, LTD., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Sections 141 and 151 of the General Corporation Law of the State of Delaware, said Board of Directors, at meetings duly cal1ed and held on March 23, 1994 and November 19, 1999, adopted and amended, respectively, a resolution providing for the issuance of one series of the Corporation's Preferred Stock, $0.01 par value, to be designated "Series E Preferred Stock", and fixing the designation, powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, which resolution, as amended, is as follows:

RESOLVED, that pursuant and subject to the provisions of Article FOURTH of the Certificate of Incorporation, as amended, of the Corporation, there is hereby established a series of Preferred Stock to which the following provisions shall be applicable:

(a)  Designation.  The series shall be designated as "Series E
Preferred Stock" (hereinafter "this Series E Preferred Stock").

(b) Number. The number of shares of Series E Preferred Stock authorized to be issued is 4,000.



<PAGE 61>

(c)  Dividends.  The holders of shares of Series E Preferred
Stock shall not be entitled to any dividends.

(d) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary ("Liquidation"), the holder of each share of Series E Preferred Stock shall be entitled to receive out of assets of the Corporation before any distribution is made to, or set apart for, the holders of any shares of Common Stock or of any class or series of stock of the Corporation ranking junior to the Series E Preferred Stock in respect of distribution of assets upon Liquidation, a liquidating distribution in the amount of $1,000 per share. After payment to holders of Series E Preferred Stock of the full preferential amount as aforesaid, holders of Series E Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

If upon any Liquidation of the Corporation the assets of the Corporation or proceeds thereof distributable among the holders of shares of the Series E Preferred Stock and of any class or series of stock ranking equally with the Series E Preferred Stock as to distribution of assets upon Liquidation shall be insufficient to pay in full the preferential amounts payable to such holders, then such assets or the proceeds thereof shall be distributed among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

The Series E Preferred Stock shall rank junior as to distribution of assets upon Liquidation to any class or series of stock of the Corporation which are by their terms expressly made senior as to distribution of assets upon Liquidation to the Series E Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate. The Series E Preferred Stock shall rank equally as to distribution of assets upon Liquidation with all the Corporation's shares of Series C Cumulative Preferred Stock (the "Series C") and Series D Cumulative Preferred Stock (the "Series D") and any other class or series of stock of the Corporation which are expressly made equal as to distribution of assets upon Liquidation to the Series E Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate. The Series E Preferred Stock shall rank senior as to distribution of


<PAGE 62>

assets upon Liquidation to the Corporation's Common Stock and the Series A and any other class or series of stock of the Corporation which are not by their terms expressly made senior or equal as to distribution of assets upon Liquidation to the Series E Preferred Stock in accordance with Section (e)(iii)(B) of this Certificate.

A consolidation or merger or share exchange of the Corporation with or into one or more corporations, or a sale, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation shall not be deemed to be a Liquidation.

(e)  Voting Rights.

     (i) Except as otherwise required by law, the Corporation's Certificate of Incorporation, by contractual arrangement or as hereinafter provided in this Section (e), the holder(s) of Series E Preferred Stock shall not, by reason of holding Series E Preferred Stock, have any voting rights as stockholders of the Corporation including, without limitation, any right to notice of or to be represented at any shareholders' meetings or to vote upon the election of directors or upon any other matter.

    (ii) So long as any shares of Series E Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series E Preferred Stock voting separately as a class, change by amendment to the Corporation's Certificate of Incorporation or otherwise, the terms or provisions of the Series E Preferred Stock so as to adversely affect the powers, special rights and preferences of the holders thereof.

   (iii) So long as shares of Series E Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of at least a majority of the outstanding shares of Series E Preferred Stock voting separately as a class (A) merge with or into another corporation unless, (1) the Corporation is the surviving or successor corporation or the entity formed by such consolidation or merger is organized in the United States or any state, municipality or other governmental division


<PAGE 63>

thereof, (2) the terms of the Series E Preferred Stock are not changed in any manner which is materially adverse to the holders thereof and (3) the powers, special rights and preferences of any securities into which the Series E Preferred Stock is converted in such transaction are substantially the same as the powers, special rights and preferences of the Series E Preferred Stock or (B) issue any class or series of stock of the Corporation ranking senior to or equally with the Series E Preferred Stock as to distribution of assets upon Liquidation other than 4,000 shares of Series C, and 4,000 shares of Series
D. No vote or consent of the holders of the Series E Preferred Stock shall be required in respect of any transaction enumerated in this paragraph if at or prior to the time any such transaction is to take effect, provision is made for the redemption or other retirement of the Series E Preferred Stock at the time outstanding, the consent of which would otherwise be required and such redemption or retirement is made in accordance herewith.

(f) Optional Redemption. At the option of the Corporation, by vote of the Board of Directors, the Series E Preferred Stock may be redeemed in whole or in part at any time and from time to time, at the prices per share set forth below (the "Redemption Prices"):

If redeemed during the following periods the Redemption Prices shall be as follows:

October 1, 1999 - December 31, 1999, $1,340.40

Thereafter, the Redemption Price will increase $20.83 as of the first day of each successive calendar quarter.

In the event that fewer than all of the outstanding shares of Series E Preferred Stock are to be redeemed at any one time, the shares so to be redeemed shall be se1ected by lot or pro rata as determined by the Corporation. The Corporation shall cause a notice to be mailed, first class postage prepaid, at least 13 days, but not more than 90 days, prior to the date fixed for redemption, to each holder of record of shares of Series E Preferred Stock. Such notice shall be mailed to such record holders at their respective addresses as they shall appear upon the books of the Corporation and shall set forth the date of


<PAGE 64>

such redemption and the place for surrender of certificates for shares to be redeemed.

If such notice of redemption shall have been duly given and if on or before the redemption date specified in such notice there shall have been deposited with a bank or trust company, having capital surplus and undivided profits of at least $50,000,000, in trust for the account of the holders of the shares so called for redemption, funds in an amount equal to the Redemption Price applicable to the shares to be redeemed at the date fixed for such redemption, together with irrevocable instruments and authority to such bank or trust company to redeem such shares on or after the date of such deposit upon surrender of the certificates therefor, then upon the making of such deposit in trust the shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding. All rights with respect to such shares shall forthwith terminate except only (i) the rights, if any, under Section (g)(iii) of this Certificate and (ii) the right to receive forthwith from and after the date of such deposit the Redemption Price, without interest.

If such notice of redemption shall have been duly given and if no such deposit shall have been made, then upon the date fixed for redemption, unless default shall be made in providing funds at the time and place specified for the payment of the Redemption Price, the shares so called for redemption shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith terminate, except only the right to receive the Redemption Price, without interest.

Any interest accrued on funds so deposited in trust shall belong to the Corporation and be paid to it from time to time. All funds deposited in accordance with this Section (f) which shall remain unclaimed by the holders of shares called for redemption at the end of one year after the redemption date shall be returned by such bank or trust company to the Corporation, after which the holders of such shares shall look only to the Corporation for the payment of such unclaimed amounts, without interest.

In case fewer than all of the shares represented by any certificate are redeemed, a new certificate representing the


<PAGE 65>

unredeemed shares shall be issued to the surrendering holder at the expense of the Corporation.

(g) Conversion. Holders of Series E Preferred Stock shall have the right to convert their shares at any time, subject to the following:

     (i) each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, into that number of fully paid and non-assessable shares of Common Stock equal to (1) the then applicable Redemption Price for such shares of Series E Preferred Stock divided by (2) 0.75 multiplied by the Average Market Price (as defined below) on the Date of Conversion (as defined below).

    (ii) on the first business day following the date that at least 3,000 shares of Series E Preferred Stock have been converted into Common Stock, each then outstanding share of Series E Preferred Stock shall be automatically converted into that number of fully paid and non-assessable shares of Common Stock equal to (1) the then applicable Redemption Price for such shares of Series E Preferred Stock divided by (2) 0.75 multiplied by the Average Market Price on the Date of Conversion.

   (iii) Notwithstanding anything to the contrary contained herein, if any shares of Series E Preferred Stock shall be called for redemption, the right of conversion, if any, as to the shares called for redemption shall expire at the close of business on the third business day preceding the date fixed for redemption thereof unless default shall be made in payment of the Redemption Price with respect to such shares, notwithstanding any earlier deposit by the Corporation of funds reserved for such redemption.

    (iv) Upon any conversion of shares of Series E Preferred Stock, the holders thereof shall not be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares surrendered for conversion or the shares of Common Stock issued on conversion thereof.

     (v) Each holder of shares of Series E Preferred Stock desiring to exercise his right of conversion shall deliver written notice of his election to convert, stating the names and


<PAGE 66>

addresses of the persons to whom the Common Stock is to be issued, and the number (in whole shares) of shares to be converted, and shall surrender the certificate or certificates for such shares, duly endorsed or accompanied by proper instruments of transfer (unless such endorsement or instruments be waived by the Corporation) to the Corporation during usual business hours at the office of the Transfer Agent of the Corporation for the transfer of its Common Stock in New York, New York (or such other place as may be designated by the Corporation upon written notice to all holders of Series E Preferred Stock). Upon receipt by the Corporation of any such notice of election to convert shares of Series E Preferred Stock, and upon surrender of the certificate or certificates therefor, the Corporation shall execute and deliver, as soon as practicable, to the converting holder, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock resulting from such conversion, together with any cash adjustment in lieu of fractional shares as hereinafter provided. For all purposes, the rights of a converting holder, as such, shall cease, and the person or persons in whose name or names the certificate or certificates for Common Stock issuable upon such conversion are to be issued shall be deemed to have become the record holder or holders of such Common Stock at the close of business on the day (the "Date of Conversion") on which delivery of such notice or the surrender of the certificate or certificates for such shares (whichever shall later occur) shall be made.

    (vi) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Series E Preferred Stock. If more than one share of Series E Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares, the Corporation may, in lieu of delivering the fractional share therefor, make a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price (as defined below) of one share of the Common Stock of the Corporation on the last business day before the Date of Conversion. The "Current Market Price" on any given day shall be (i) if the


<PAGE 67>

Common Stock of the Corporation is listed or admitted to unlisted trading privileges on a National Securities Exchange (defined as any exchange registered with the Securities and Exchange Commission as a "national securities exchange" under the Securities Exchange Act of 1934), the last sales price of the shares of Common Stock of the Corporation on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock of the Corporation shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there be no sales on such Exchange) on such day, (ii) if the Common Stock of the Corporation is included in the National Market System ("NMS") of The NASDAQ Stock Market or on NASDAQ, the last sales price of the shares of Common Stock of the Corporation in the NMS of The NASDAQ Stock Market or on NASDAQ, as the case may be (or the quoted closing bid if there be no sale on the NMS or on NASDAQ) on such day, or (iii) if the Common Stock of the Corporation is not so listed, admitted or included, the mean between the high and low bid prices of the shares of Common Stock of the Corporation in the over-the-counter market on such day as reported by National Quotation Bureau Incorporated, or similar organization designated by the Corporation, or if not so available in such manner, as shall be determined by the Corporation, which determination shall be conclusive.

   (vii) The "Average Market Price" at any date shall be deemed to be the average of the Current Market Prices for the 10 consecutive business days prior to such date; provided, however, that if the record date or payment date for a stock split or stock combination occurs during such 10 day period, the Average Market Price for the business days prior to such record date or payment date shall be appropriately adjusted.

  (viii) In case the Corporation shall (i) effect any capital reorganization or reclassification of its Common Stock (except a change in par value, or from par value to no par value or from no par value to par value or as a result of a subdivision, combination or stock dividend), or (ii) consolidate or merge with or into any other corporation (other than a merger in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such merger is to remain outstanding immediately after such merger), lawful provision shall be made as part of the terms of such


<PAGE 68>

transaction whereby the holders of shares of Series E Preferred Stock shall, if entitled to convert such shares at any time after the consummation of such transaction, receive upon conversion thereof in lieu of each share of Common Stock issuable upon conversion of such shares prior to such consummation the same kind and amount of stock (or other securities, cash or property, if any) as may be issuable or distributable in connection with such transaction with respect to each outstanding share of Common Stock, subject to appropriate adjustments for subsequent stock splits, stock combinations, reclassifications, capital reorganizations, consolidations or mergers.

(h) Other Rights. The holders of the Series E Preferred Stock shall not have any other preferences or special rights.